SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement    [ ]  Confidential, for Use of the
                                          Commission Only (as permitted
                                          by Rule 14a-6(e)(2))
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[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-12

                   Interchange Financial Services Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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

                 Notice of 2005 Annual Meeting of Shareholders
                               and Proxy Statement




                               [LOGO] Interchange
                                      Financial Services
                                      Corporation

                               [LOGO] Interchange
                                      Financial Services
                                      Corporation

                              Park 80 West/Plaza II
                             Saddle Brook, NJ 07663
                                 (201) 703-2265

Dear Fellow Shareholders:

      Please accept this invitation to attend our 2005 Annual Shareholders' Meeting. The meeting will be held Thursday, April 28, at 2:00 p.m. at the Marriott Hotel, Garden State Parkway at Route 80 in Saddle Brook, New Jersey.

      Our agenda will include the election of five directors, the approval and adoption of the 2005 Omnibus Stock and Incentive Plan for Interchange Financial Services Corporation and the ratification of the appointment of Deloitte & Touche LLP as the Company's independent auditors for the year ending December 31, 2005.

      In order to ensure that your shares are represented at the Annual Meeting, please promptly vote, date, sign and return your proxy for the meeting even if you plan to attend. You may vote in person at that time if you so desire.

      Please accept our thanks for your continued confidence in our Company. We look forward to seeing you at the meeting.

                                           Sincerely,

                                           /s/ ANTHONY S. ABBATE
                                           -------------------------------------
                                           ANTHONY S. ABBATE
                                           President and Chief Executive Officer

March 30, 2005

                               Table of Contents

NOTICE OF THE 2005 ANNUAL MEETING OF SHAREHOLDERS ..........................  1
PROXY STATEMENT
   Questions and Answers ...................................................  2
   Proposal No. 1 - Election of Directors ..................................  5
      General ..............................................................  5
      Recommendation of the Company's Board of Directors ...................  5
      Nominees and Directors ...............................................  5
      Committees and Meetings of the Board of Directors ....................  7
      Compensation/Stock Option Committee Interlocks and
        Insider Participation ..............................................  8
      Director Compensation ................................................  8
   Proposal No. 2 - Approval and Adoption of 2005 Omnibus Stock and
      Incentive Plan .......................................................  9
      General ..............................................................  9
      Recommendation of the Company's Board of Directors ................... 14
   Proposal No. 3 - Ratification of Appointment of
      Independent Public Auditors .......................................... 15
      General .............................................................. 15
      Recommendation of the Company's Board of Directors ................... 15
   The Company's Executive Officers, Executive Compensation and Other
      Company Information .................................................. 15
      Executive Officers ................................................... 15
      Executive Compensation ............................................... 17
      Stock Option Grants in Last Fiscal Year .............................. 18
      Aggregated Option Exercises in Last Fiscal Year and
        Year End Option Values ............................................. 18
      Pension Plan and Supplemental Executives' Retirement Plan ............ 18
      Capital Investment Plan .............................................. 19
      Change-in-Control Arrangements ....................................... 19
   Compensation/Stock Option Committee Report on
      Executive Compensation ............................................... 20
      Compensation Strategy ................................................ 20
      Base Salary .......................................................... 20
      Annual Bonus ......................................................... 20
      Stock Option and Incentive Plan ...................................... 21
      Chief Executive Officer Compensation ................................. 21
   Audit Committee Report. ................................................. 22
      Fees Paid to Our Independent Auditors ................................ 23
   Five Year Performance Comparison ........................................ 24
   Principal Shareholders and Holdings of Management of the Company ........ 25
      Section 16(a) Beneficial Ownership Reporting Compliance .............. 25
   Certain Relationships and Related Party Transactions of the Company ..... 26
      Transactions with Management ......................................... 26
      Other Matters ........................................................ 26
      Shareholder Communication ............................................ 26
      Nominating Committee ................................................. 26
      Directors Attendance at Meetings ..................................... 27
      Submission of Shareholder Proposals .................................. 27
      Solicitation Expenses ................................................ 27
      Financial Materials .................................................. 27
      Where You Can Find More Information .................................. 27
Appendix A
      2005 Omnibus Stock and Incentive Plan For Interchange Financial
        Services Corporation ............................................... A-1

                Notice of the 2005 Annual Meeting of Shareholders

                               [LOGO] Interchange
                                      Financial Services
                                      Corporation

                              Park 80 West/Plaza II
                             Saddle Brook, NJ 07663
                                 (201) 703-2265

                                                                  March 30, 2005

To Our Shareholders:

      The Annual Meeting of Shareholders of Interchange Financial Services Corporation will be held at 2:00 p.m. on Thursday, April 28, 2005 at the Marriott Hotel, Garden State Parkway at Route 80 in Saddle Brook, New Jersey to consider and take action on the following proposals:

            1. Elect five directors: Anthony S. Abbate, Anthony R. Coscia, John J. Eccleston, Eleanore S. Nissley and William "Pat" Schuber for a term of three years;

            2. Approval and adoption of the 2005 Omnibus Stock and Incentive Plan for Interchange Financial Services Corporation;

            3. Ratify the Board's appointment of Deloitte & Touche LLP as our independent auditors for 2005; and

            4.    Such other business as may properly come before the Meeting.

      Shareholders who owned shares of our stock at the close of business on March 18, 2005 are entitled to notice of and to vote at the Annual Meeting. This notice, the proxy statement, a proxy and voting instruction card, and the 2004 Annual Report are being distributed on or about March 30, 2005.

      Regardless of whether you plan to attend the meeting in person, we urge you to vote in favor of each of the proposals as soon as possible.

                                              By Order of the Board of Directors

                                              /s/ Nicholas R. Marcalus
                                              ------------------------
                                              NICHOLAS R. MARCALUS
                                              Secretary

Your vote is important. Please complete, date, sign, and return promptly the enclosed proxy in the postage-paid envelope provided even if you plan to attend the Annual Meeting in person. If you do attend the Annual Meeting, you may then withdraw your proxy and vote in person, if you wish.

Questions and Answers
--------------------------------------------------------------------------------

Q:    Why did I receive this Proxy Statement?

A: The board of directors of Interchange Financial Services Corporation (the "Company" or "we" or "us") is soliciting proxies to be voted at the Annual Meeting of Shareholders ("annual meeting") to be held on Thursday, April 28, 2005, and at any adjournment of the annual meeting. When the Company asks for your proxy, we must provide you with a proxy statement that contains certain information specified by law. The cost of preparing, printing, assembling, and mailing the annual report, the notice of annual meeting, this proxy statement, and the enclosed form of proxy, as well as the reasonable cost of forwarding solicitation materials to the beneficial owners of shares of the Company's common stock, and other costs of solicitation, are to be borne by the Company.

Q:    Who is entitled to vote?

A: Shareholders who own Company stock as of the close of business on March 18, 2005 (the "Record Date") may vote at the annual meeting. Each share is entitled to one vote with respect to each matter considered at the annual meeting. There were approximately 19,139,892 shares of our stock outstanding on the Record Date.

Q:    What is the proxy card?

A: The proxy card enables you to appoint Nicholas R. Marcalus, Jeremiah F. O'Connor and Robert P. Rittereiser as your representatives at the annual meeting. By completing and returning the proxy card, you are authorizing them to vote your shares at the meeting as you instructed on your proxy card. This way, your shares will be voted whether or not you attend the meeting. Even if you plan to attend the meeting, it is a good idea to complete and return your proxy card before the meeting date just in case your plans change.

Q:    What am I voting on?

A:    You are voting on:

      o the election of five directors (Anthony S. Abbate, Anthony R. Coscia, John J. Eccleston, Eleanore S. Nissley and William "Pat" Schuber); and

      o approving the adoption of the Company's 2005 Omnibus Stock and Incentive Plan; and

      o the ratification of the board's appointment of Deloitte & Touche LLP as our independent auditors for the 2005 fiscal year.

Q:    Will there be any other items of business on the agenda?

A: We do not expect any other items of business because the deadlines for shareholder proposals and nominations have already passed. Nonetheless, in case there is an unforeseen need, the accompanying proxy gives discretionary authority to the persons named on the proxy with respect to any other matters that might be brought before the annual meeting. Those persons intend to vote that proxy in accordance with their best judgment.

Q:    How do I vote?

A: You may vote by mail. Mark your choices on the enclosed proxy card and sign, date and return it in the enclosed, self-addressed envelope. If you sign your proxy card but do not make any selections, your shares will be voted:

      o     FOR the five named nominees for directors;

      o FOR the approval and adoption of the Company's 2005 Omnibus Stock and Incentive Plan; and

      o     FOR the ratification of the independent auditors.

      You may vote in person at the meeting. We will distribute written ballots to anyone who wants to vote at the meeting. If you submitted a proxy, you will first need to revoke it before you may vote in person at the meeting. If you hold your shares in street name, you must request a proxy from your stockbroker in order to vote at the meeting. Holding shares in "street name" means you hold them in an account at a brokerage firm.

Q:    What does it mean if I get more than one proxy card?

A: Your shares are probably registered differently or are in more than one account. Vote all proxy cards to ensure that all your shares are voted. Unless you need multiple accounts for specific purposes, we recommend that you consolidate as many of your accounts as possible under the same name and address. If the shares are registered in your name, contact our transfer agent, Continental Stock Transfer and Trust Company (212-509-4000); otherwise, contact your brokerage firm.

Q:    How do I revoke my proxy?

A: You may revoke your proxy and change your vote at any time before the polls close at the meeting. You may do this by:

      o filing with the Secretary of the Company at or before the annual meeting a written notice of revocation bearing a later date than the proxy;

      o duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the annual meeting; or

      o attending the annual meeting and voting in person (although attendance at the annual meeting will not in itself constitute revocation of a proxy). You would first need to notify the Secretary of the Company of your desire to revoke your proxy.

      Any written notice revoking a proxy should be delivered to Nicholas R. Marcalus, Secretary, Interchange Financial Services Corporation, Park 80 West/Plaza II, Saddle Brook, New Jersey, 07663.

Q:    Will my shares be voted if I do not return my proxy card?

A: If your shares are held in your name, they will not be voted at the meeting unless you either submit a signed proxy, or attend the meeting and vote in person.

      If your shares are held in street name, your brokerage firm, under certain circumstances, may vote your shares. Under NASD rules, brokerage firms have authority to vote customers' unvoted shares on "routine" matters.

      If you do not give a proxy to vote your shares, your brokerage firm may either:

      o     vote your shares on routine matters, or

      o     leave your shares unvoted.

      You may have granted to your stockbroker discretionary voting authority over your account. Depending on the terms of your agreement with your stockbroker, the firm may be able to vote your shares. We encourage you to provide instructions to your brokerage firm by giving your proxy. This ensures your shares will be voted at the meeting.

Q:    How are abstentions, withholding of votes and broker non-votes treated?

A: The affirmative vote of the holders of a majority of the shares of our common stock present and voting at the meeting is required to approve the proposals (other than the election of directors). Abstentions and withholding of votes as to any proposal will not be counted as votes cast in favor of or against the proposal. In addition, shares held in street name which have been designated by brokers on proxy cards as not voted as to any proposal (so-called broker non-votes) will not be counted as votes cast with respect to the proposal. Proxies marked as abstentions, withhold or as broker non-votes, however, will be treated as shares present for purposes of determining whether a quorum is present.

Q:    How many shares must be present to hold the meeting?

A: To hold the meeting and conduct business, a majority of our shares outstanding as of March 18, 2005, must be present at the meeting. This is called a quorum.

      Shares are counted as present at the meeting if the shareholder:

      o     is present and votes in person at the meeting, or

      o     has properly submitted a proxy card.

Q:    How many votes must the nominees have to be elected as directors?

A: The five nominees receiving the highest number of "yes votes" will be elected as directors. This number is called a plurality. (We use the phrase "yes vote" to mean a vote for a proposal.)

Q:    What happens if a nominee is unable to stand for election?

A: The Board may reduce the number of directors or select a substitute nominee. In the latter case, if you have completed and returned your proxy card, Messrs. Marcalus, O'Connor and Rittereiser can vote your shares for a substitute nominee. They cannot vote for more than five nominees.

Q: How many votes must the proposal to adopt Company's 2005 Omnibus Stock and Incentive Plan have to pass?

A: To pass, the proposal must receive the "yes vote" of a majority of the shares present at the meeting in person or by proxy, but not less than a majority of the shares required for a quorum.

Q:    How many votes must the proposal to ratify the auditors have to pass?

A: To pass, the proposal must receive the "yes vote" of a majority of the shares present at the meeting in person or by proxy, but not less than a majority of the shares required for a quorum.

Q:    How are votes counted?

A: On the proposal to elect directors, you may vote "for" all nominees (except as marked), or "withhold" your vote from all nominees. On the proposals to adopt the Company's 2005 Omnibus Stock and Incentive Plan and to ratify the auditors, you may vote "for," "against" or "abstain."

      If you abstain and withhold your vote as to any proposal, it will not be counted as a vote cast in favor of or against the proposal. If you return your proxy without voting instructions, your shares will be counted as a "yes vote" for each nominee, for the Company's 2005 Omnibus Stock and Incentive Plan and for the ratification of the auditors.

      Voting results are tabulated and certified by our transfer agent, Continental Stock Transfer and Trust Company.

Q:    Is my vote kept confidential?

A: Proxies, ballots and voting tabulations identifying shareholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.

Q:    Where do I find the voting results of the meeting?

A: We will announce preliminary voting results at the meeting. Final results will be published in our quarterly report on Form 10-Q for the second quarter of 2005. We will file that report with the Securities and Exchange Commission. You may obtain a copy by calling Shareholder Relations (201) 703-2265 or the SEC at (800) SEC-0330 for the location of its nearest public reference room. You can also get a copy on the Internet through the SEC's electronic data system called EDGAR at www.sec.gov

Proposal No. 1 -- Election of Directors
--------------------------------------------------------------------------------

General

      The first item to be acted upon at the annual meeting is the election of five directors to serve until the 2008 annual meeting of shareholders. The Company's board of directors currently consists of thirteen members. In accordance with the Company's restated certificate of incorporation and bylaws, the board is divided into three classes, each of which contains approximately one-third of the board. Approximately one-third of the directors are elected annually. Directors of the Company are generally elected to serve for three-year terms or until their respective successors are elected and qualified.

      Each nominee who is currently a director of the Company was elected by the shareholders at a previous annual meeting. Each nominee for director and each continuing director also serves as director of Interchange Bank (the "Bank"), a subsidiary of the Company. If a nominee should become unavailable to serve as a director for any reason, which management does not anticipate, the proxy will be voted for a substitute nominee selected by the board of directors or, if no substitute is selected, the number of directors may be reduced. There are no arrangements or understandings between any director or nominee and any other person pursuant to which such director or nominee was selected. Jeremiah F. O'Connor, the Company's Vice Chairman of the Board, is the father of Jeremiah F. O'Connor, Jr., a director of the Bank.

Recommendation of the Company's Board of Directors

      The Company's board of directors recommends that you vote "FOR" election of the five nominees listed below. Unless contrary instruction is given, it is intended that the named proxies will vote in favor of each of the five nominees listed below.

Nominees and Directors

--------------------------------------------------------------------------------
  Nominees to be elected Directors for terms of three years expiring in 2008

  Anthony S. Abbate, age 65, is President and Chief Executive Officer of the Company. Mr. Abbate has been a director of the Company since 1984 and the Bank since 1981. He is Chairman of the Executive Committee and a member of the Corporate Planning and Finance Committee and serves in an ex-officio capacity on all committees. Mr. Abbate also serves (since February 2004) as an independent director to the Board of K-Sea General Partner GP LLC, (NYSE:KSP) and member of the company's Audit Committee.

  Anthony R. Coscia, age 45, is a partner and executive committee member of the law firm of Windels Marx Lane & Mittendorf, LLP in New York and New Brunswick, New Jersey. He currently serves as the Chairman of the Board of Commissioners of Port Authority of New York and New Jersey. Mr. Coscia has been a director of the Company and the Bank since 1997. He serves on the Audit Committee, Nominating Committee and Governance Committee and is an alternate member of the Executive Committee.

  John J. Eccleston, age 79, retired principal of R.D. Hunter & Company, L.L.C., Certified Public Accountants. Prior to January 1995, he was Senior Partner of John J. Eccleston & Company, Certified Public Accountants and Registered Municipal Accountants. Mr. Eccleston has been a director of the Company since 1984 and the Bank since 1969. He is Chairman of the Audit Committee and a member of the Executive Committee, Nominating Committee and Corporate Planning and Finance Committee.

  Eleanore S. Nissley, age 72, is a commercial real estate investor, and she serves as Vice Chairperson of Hackensack Meadowlands Development Commission. Mrs. Nissley has been a director of the Company and of the Bank since 1992. She is Chairman of the Nominating Committee and is a member of the Audit Committee and Governance Committee and is an alternate member of the Executive Committee.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  Nominees to be elected Directors for terms of three years expiring in 2008 (Cont'd.)

  William "Pat" Schuber, age 57, is a member of the firm of DeCotiis, Fitzpatrick, Cole & Wisler, LLP a leading New Jersey law firm and is a member of the New Jersey Bar. He is senior lecturer at Fairleigh Dickinson
  University, the School of Administrative Science. Mr. Schuber was Bergen County Executive from 1991 to 2002 and former New Jersey Assemblyman from 1982 to 1990. He has been a member of the Bank's Board since 2003.

  Directors to continue in office for terms expiring in 2007

  Anthony D. Andora, age 74, is a member of Andora & Romano, LLC, a law firm in Paramus, New Jersey. Mr. Andora has been a director of the Company since 1984 and of the Bank since 1969. He is Chairman of the Board and is a member of the Executive Committee, the Corporate Planning and Finance Committee and serves in an ex-officio capacity on all committees.

  Gerald A. Calabrese, Jr., age 55, is President of Century 21, Calabrese Realty and Chairman and Chief Executive Officer of Metropolitan Mortgage Company. Mr. Calabrese has been a director of the Company and the Bank since 2003. He serves as an alternate member of the Executive Committee.

  David R. Ficca, age 73, is retired Vice Chairman and Senior Legal Officer of Kidde, Inc, a multi-market manufacturing and service organization. He has been a director of the Company since 1984 and of the Bank since 1983. He is a member of the Executive Committee, the Governance Committee, the Corporate Planning and Finance Committee and the Compensation/Stock Option Committee.

  Nicholas R. Marcalus, age 61, is Chairman, President and Chief Executive Officer of Marcal Paper Mills, Inc., a manufacturer of paper products, in Elmwood Park, New Jersey, and serves on the board of directors of that organization. Mr. Marcalus has been a director of the Company and the Bank since 1997, and serves on the Nominating Committee, Governance Committee and is an alternate member of the Executive Committee.

  Directors to continue in office for terms expiring in 2006

  Donald L. Correll, age 54, is President and CEO of Pennichuck Corporation (PNNW: NASDAQ) since August 4, 2003, a holding company whose subsidiaries are active in public water supply, water related services and real estate. Mr. Correll retired as Chairman and CEO of United Water Resources, Inc. in 2001. Mr. Correll has been a director of the Company and the Bank since 1994 and serves on the Audit Committee, Compensation/Stock Option Committee, Corporate Planning and Finance Committee and is an alternate member of the Executive Committee.

  James E. Healey, age 63, is a practicing Certified Public Accountant in Park Ridge, New Jersey and is also a Director of Sappi Ltd., a NYSE listed South African vertically integrated international pulp and paper producer and a Director of Marcal Paper Mills, Inc. In addition, he is a Trustee of Pace University in New York City, a Trustee of St. Joseph's Health Care System in Paterson, New Jersey, and Chairman of the Board of Trustees of the United Way of Bergen County, in Oradell, New Jersey. In December 2000, Mr. Healey retired as Executive Vice President and Chief Financial Officer of Nabisco Holdings Corp., a position he held since June 1997, and retired as Senior Vice President and Chief Financial Officer of Nabisco Group Holdings, Inc., a position he held since June 1999. Mr. Healey has been a director of the Company and the Bank since 1993. He is Chairman of the Compensation/Stock Option Committee and serves on the Audit Committee, Corporate Planning and Finance Committee and the Executive Committee.

  Jeremiah F. O'Connor, age 71, is currently a principal of NW Financial Group (since 1996), a financial advisory firm. Mr. O'Connor was formerly a Managing Director of NatWest Financial Markets Group (since 1994). Mr. O'Connor has been a director of the Company since 1984 and the Bank since 1969. He is Vice Chairman of the Board. He is Chairman of the Governance Committee and serves on the Executive Committee, Nominating Committee and Compensation/Stock Option Committee.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  Directors to continue in office for terms expiring in 2006 (Cont'd.)

  Robert P. Rittereiser, age 66, a private investor, was formerly the Chairman and Chief Executive Officer of GFinancial, L.L.C., formerly known as Gruntal Financial, L.L.C., and GCO Services, L.L.C., formerly known as Gruntal & Co., L.L.C., which are related investment services firms based in New York City. On October 29, 2002, each of GFinancial, L.L.C., and GCO Services, L.L.C, filed a voluntary petition for reorganization under Chapter 11 of the U.S. Bankruptcy Code for the Southern District of New York. The Plans were confirmed on March 25, 2004. He serves as a Director of Viecore, Inc., a privately held corporation in Upper Saddle River, New Jersey. Viecore, Inc. is a systems integration firm specializing in Voice Recognition Technlogy. He served as a Trustee of the DBL Liquidating Trust from April 1992 until April 1996. He has been a Director of the Company and of the Bank since July 1989. He is Chairman of the Corporate Planning and Finance Committee and a member of the Compensation/Stock Option Committee and the Executive Committee.

  John A. Schepisi, age 60, is Senior Partner of Schepisi & McLaughlin, Attorneys at Law. Mr. Schepisi has been a director of the Company and the Bank since 2003. He serves as a member of the Corporate Planning and Finance Committee and is an alternate member of the Executive Committee.
--------------------------------------------------------------------------------

Committees and Meetings of the Board of Directors

      During 2004, the board of directors of the Company held 5 meetings and board of directors of the Bank held 12 meetings. All incumbent directors attended at least 75% of the aggregate meetings of each board and the committees of each board on which they served that were held during fiscal year 2004.

      The Company's board of directors has determined that Mr. Eccleston, chairman, Messrs. Correll and Healey, members of the Company's audit committee are audit committee financial experts within the meaning of Securities and Exchange Commission regulations.

      The following committees serve both the Company and the Bank.

-------------------------------------------------------------------------------------------------------------------
  Name of Committee and                                                                             Meetings in
        Members                                   Functions of the Committee                            2004
-------------------------------------------------------------------------------------------------------------------
 Audit .......................   Reviews significant audit,  accounting and other principles,             7
  John J. Eccleston,             policies  and  practices,   the  activities  of  independent
    Chairman                     auditors and of the  Company's  internal  auditors,  and the
  Donald L. Correll              conclusion and  recommendations  of auditors and the reports
  Anthony R. Coscia              of regulatory  examiners upon completion of their respective
  James E. Healey                audits and examinations.
  Eleanore S. Nissley
-------------------------------------------------------------------------------------------------------------------
  Compensation/Stock             Administers   management   incentive   compensation   plans,             3
    Option ...................   including the Company's stock option and incentive plan. The
  James E. Healey,               committee  makes  recommendations  to the Board of Directors
      Chairman                   with  respect to  compensation  of directors  and  executive
  Donald L. Correll              officers.
  David R. Ficca
  Jeremiah F. O'Connor
  Robert P. Rittereiser
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
  Name of Committee and                                                                             Meetings in
        Members                                   Functions of the Committee                            2004
-------------------------------------------------------------------------------------------------------------------
  Corporate Planning and         Responsible  for the  review of the annual  budget,  capital             2
    Finance ..................   expenditures and other financial transactions.
  Robert P. Rittereiser,
    Chairman
  Anthony S. Abbate
  Anthony D. Andora
  Donald L. Correll
  John J. Eccleston
  David R. Ficca
  James E. Healey
  John A. Schepisi
-------------------------------------------------------------------------------------------------------------------
  Executive ..................   Has  authority to exercise all of the powers of the Board of            12
  Anthony S. Abbate,             Directors with respect to the affairs of the Company, except
    Chairman                     that the  Executive  Committee  may not: (1)  Exercise  such
  Anthony D. Andora              powers  while a quorum of the Board of Directors is actively
  John J. Eccleston              convened for the conduct of business; (2) Declare a dividend
  David R. Ficca                 or approve any other distribution to stockholders; (3) Elect
  James E. Healey                or appoint any officer or director;  and (4) Make,  alter or
  Jeremiah F. O'Connor           repeal the By-Laws of the Bank.
  Robert P. Rittereiser
-------------------------------------------------------------------------------------------------------------------
  Governance .................   Develops and  recommends to the Board of Directors a Code of             0
  Jeremiah F. O'Connor,          Business  Conduct and Ethics and  considers any waivers from
    Chairman                     the  Company's  Code of Business  Conduct  and  Ethics.  The
  Anthony R. Coscia              committee will arbitrate any issues  involving  conflicts of
  David R. Ficca                 interest  which are not in  conformance  with the  Corporate
  Nicholas R. Marcalus           Governance Guidelines of the Company and its subsidiaries.
  Eleanore S. Nissley
-------------------------------------------------------------------------------------------------------------------
  Nominating .................   Advises and makes  recommendations to the Board of Directors             1
  Eleanore S. Nissley,           concerning  the  selection  of  candidates  as nominees  for
    Chairperson                  election  as   directors.   The   committee   will  consider
  Anthony R. Coscia              nominations recommended by shareholders.  In accordance with
  John J. Eccleston              the  Company's  by-laws,  such  nominations,  together  with
  Jeremiah F. O'Connor           accompanying  biographical material,  must be in writing and should be addressed to the Secretary of the Company and must be  received  not  later  than  January 2 of the year of the
                                 annual   meeting  of   shareholders.   Each  member  of  the
                                 Nominating Committee is independent as defined in the NASDAQ
                                 Stock Market Marketplace rules.
-------------------------------------------------------------------------------------------------------------------

Compensation/Stock Option Committee Interlocks and Insider Participation

      No member of the Compensation/Stock Option Committee was, during 2004, an employee of the Company. During 2004, no executive officer of the Company (i) served as a member of the compensation committee of another entity, one of whose executive officers served on the Compensation/Stock Option Committee of the Company, (ii) served as a director of another entity, one of whose executive officers served on the Compensation/Stock Option Committee of the Company, or
(iii) was a member of the compensation committee of another entity, one of whose executive officers served as a Director of the Company.

Director Compensation

      In 2004, each director of the Company not employed by the Company was paid a retainer of $1,000. The Company's Chairman of the Board, Vice-Chairman of the Board and Secretary of the Board received additional retainers of $1,500, $500 and $250, respectively. In addition, each director of the Bank not employed by the Bank was paid a retainer at an annual rate of $10,000, a fee of $500 for each board meeting attended, a fee of $400 for each executive committee meeting attended and a fee of $300 for attendance at other committee meetings. The Bank's Chairman of the Board, the Vice-Chairman of the Board and Secretary of the Company and the Bank received additional retainers of $16,500, $13,500 and $4,000, respectively. Directors who are chairmen of the audit and compensation committees receive an additional retainer of $4,000 annually; while the chairman of the corporate planning and finance committee receives an additional retainer of $2,000 annually. A director who is an employee of the Company or any subsidiary receives no retainer or fees.

      Directors, excluding directors who are employed by the Company or the Bank and participate in a separate plan, participate in a retirement benefit plan that entitles the director to receive upon retirement an amount equal to the annual retainer being paid directors (exclusive of additional amounts paid to the Chairman of the Board, the Vice Chairman of the Board, the Secretary of the Company and the Bank and to committee chairmen) multiplied by his or her years of service on the board, multiplied by his or her vested percentage. Notwithstanding the foregoing, the benefits payable to a participant who was a participant on January 1, 2002, shall not be less than the greater of: (i) the benefits such participant had accrued as of such date under the terms and provision of the plan in effect prior to its restatement on January 2, 2002, or
(ii) the cash value of any life insurance policy that was purchased and owned by the Company or the Bank for that participant under the terms and provisions of the plan in effect prior to its restatement. The benefit may be paid in a lump sum or paid out in five annual installment payments at the election of the participant.

      The Outside Director Incentive Compensation Plan is designed to attract qualified personnel to accept positions of responsibility as outside directors with the Company and to provide incentives for persons to remain on the board, as outside directors. The Compensation/Stock Option Committee administers the Outside Director Incentive Compensation Plan, reviews the awards and submits recommendations to the full board of directors for action. Options to acquire 2,250 shares of the Company's common stock are granted to each outside director of the Company each year on the anniversary date of the initial grant. Each option represents the right to purchase, upon exercise, one share of the Company's common stock at an exercise price equal to the price of a share of stock at the close of business on the date of the grant as reported by the Nasdaq National Market. Stock options may be exercisable between one and ten years from the date granted. All options granted under the Outside Director Incentive Compensation Plan shall be non-qualified stock options and are not entitled to special tax treatment under the Internal Revenue Code of 1986, as amended.

      A total of 225,000 shares of common stock were made available for option awards under the Outside Director Incentive Compensation Plan, of which options to purchase 135,000 shares have been granted to date. In 2004, options to acquire 27,000 shares, net of forfeitures, were granted to the outside directors.

Proposal No. 2 - Approval and Adoption of the 2005 Omnibus Stock and Incentive Plan
--------------------------------------------------------------------------------

General

      The Board of the Company on March 24, 2005 adopted the 2005 Omnibus Stock and Incentive Plan subject to shareholder approval. If approved and adopted by our shareholders, the 2005 Plan will be effective as of April 1, 2005. The following summary description of the 2005 Omnibus Stock and Incentive Plan is qualified in its entirety by reference to the full text of such 2005 Omnibus Stock and Incentive Plan, which is attached to this Proxy Statement as Appendix A.

Purpose of the 2005 Plan

      The purpose of the 2005 Plan is to advance the interests of the Company and increase shareholder value by providing additional incentives to attract, retain and motivate those qualified and competent employees and consultants, upon whose efforts and judgment its success is largely dependent by granting them awards under the 2005 Plan (each an "Award").

Shares Subject to the 2005 Plan

      The 2005 Plan initially authorizes a total of 1,500,000 "reserved shares" of common stock that may be issued under the 2005 Plan. These reserved shares are subject to adjustment upon certain changes in our capitalization. To the extent any Award shall terminate, expire or be canceled, the reserved shares subject to such Award (or with respect to which the Award is measured), shall remain reserved shares; provided, however, that where an Award is settled on a basis other than the issuance of reserved shares, the reserved shares which measured the amount of such Award settlement shall be canceled and no longer considered reserved shares. Notwithstanding any other provision of the 2005 Plan, no person whose compensation may be subject to the limitations on deductibility under Section 162(m) of the Code shall be eligible for a grant during a single calendar year of an Award with respect to, or measured by, more than 150,000 reserved shares.

Administration of the 2005 Plan

      Nondiscretionary and purely ministerial functions of the 2005 Plan will be administered by an administrator. The Compensation/Stock Option Committee of the Board of Directors (the "Committee") has the sole authority, consistent with the terms of the 2005 Plan:

      o to determine whether and to what extent Awards are to be granted to eligible persons;

      o to determine the number of shares to be covered by each Award granted under the 2005 Plan;

      o to determine the terms and conditions of any Award granted under the 2005 Plan, and to amend or waive any terms and conditions except to the extent, if any, expressly prohibited by the 2005 Plan;

      o to determine whether and under what circumstances an option may be settled in shares subject to restrictions;

      o to determine whether, to what extent, and under what circumstances Awards under the 2005 Plan are to be made, and operate, on a tandem basis with other Awards under the 2005 Plan; and

      o     to  determine   whether  to  permit   payment  of  tax   withholding
            requirements in shares.

      The Committee has the authority to adopt, alter, and repeal any or all of its rules, guidelines, and practices with respect to the 2005 Plan. All questions of interpretation with respect to the 2005 Plan or any Award shall be decided by the Committee or, if purely ministerial, by the administrator, as the case may be, whose decision shall be final, conclusive and binding upon the Company and each other affected party.

Amendment of the 2005 Plan

      The Board, or the Committee (subject to the prior written authorization of the Board), may from time to time amend the 2005 Plan or any Award. However, no amendment may, without approval by the shareholders:

      o increase the number of reserved shares or change the class of eligible persons;

      o permit the granting of Awards which expire beyond a maximum 10-year period;

      o make any change for which applicable law or regulatory authority would require shareholder approval; or

      o make any amendment that would substantially impair any Award previously granted to any holder without the holder's consent.

Eligibility

      Any person who is an employee or consultant of the Company is eligible to participate in the 2005 Plan.

Types of Awards

      The 2005 Plan authorizes the grant of:

      o     incentive and non-qualified stock options;

      o     restricted stock;

      o     performance awards; and

      o     stock appreciation rights ("SARs").

The specific terms of each of these grants are determined by the Compensation Committee.

      Stock options. The Committee may grant options to eligible persons from time to time, alone, in addition to, or in tandem with, other Awards granted under the 2005 Plan. An option granted under the 2005 Plan shall be either an incentive stock option or a non-qualified stock option.

      The aggregate fair market value, determined as of the date of grant, of the shares with respect to which any incentive stock option is exercisable for the first time by a holder during any calendar year under the 2005 Plan, and all such plans of the Company, shall not exceed $100,000. In addition, any portion of an option designated as an incentive stock option which exceeds the $100,000 limit will, notwithstanding such designation, be a validly granted non-qualified stock option.

      The option price will be any price determined by the Committee which is not less than one hundred percent (100%) of the fair market value per share on the date of grant, as determined under the terms of the 2005 Plan. However, in the case of an incentive stock option granted to a person owning 10% of the voting power of the Company's voting stock, the option price will not be less than 110% of the fair market value per share on the date of grant.

      Unless further limited by the Committee in any option, the option price may be paid in cash, by certified or cashier's check, by wire transfer, by money order, through a broker assisted exercise, with shares (but with shares only if expressly permitted by the terms of the option and only with shares owned by the holder for at least 6 months prior to the exercise date), or by a combination of the above; provided, however, that the Committee may accept a personal check in full or partial payment. If the option price is permitted to be, and is, paid in whole or in part with shares, the value of the shares surrendered shall be the shares' fair market value on the date delivered to the administrator.

      Each option shall vest in whole or in part, and shall expire, according to the terms of the option. The Committee, in its sole discretion, may accelerate the date on which all or any portion of an otherwise unvested option shall vest or restrictions on restricted stock will lapse.

      Unless the terms of an option expressly provide for a different date of termination, the unexercised portion of an option shall automatically and without notice terminate and become null and void at the time of the earliest to occur of the following:

      o on the 90th day following holder's separation for any reason except death, disability or for cause;

      o immediately upon separation as a result, in whole or in material part, of a discharge for cause;

      o on the 180th day following a separation by reason of death or disability;

      o in the case of a person owning 10% of the voting power of the Company's voting stock, on the 5th anniversary of the date of grant;

      o     on the 10th anniversary of the date of grant; or

      o in certain circumstances, upon written notice from the Committee in the event of the proposed dissolution or liquidation of the Company, or in the event of a proposed sale of all or substantially all of the assets of the Company, or the proposed merger of the Company with or into another corporation, unless otherwise expressly provided in the terms of an option.

      Unless otherwise expressly provided in the Award, in the event the holder's separation is by reason of the holder's death, or disability, all Awards granted to the holder shall become fully exercisable, vested, or the restricted period for any restricted stock shall terminate.

      Unless otherwise expressly provided in an Award, in the event of a change in control of the Company:

      o     all Awards shall be accelerated, and

      o in the sole discretion of the Committee, the value of some or all vested Awards may be cashed out on the basis of the change in control price, as defined in the 2005 Plan.

A change in control occurs if:

      o     there is a change in the majority of the incumbent directors; or

      o a party acquires 40% or more of the Company's common stock and becomes the largest beneficial owner of the Company;

      o a merger or consolidation in which (i) less than 40% of the combined voting power for the election of directors is retained by the stockholders of the Company immediately prior to the effective date of the transaction; or

      o     the sale of all, or substantially all, of the assets of the Company.

In the event of certain transactions in which the Company ceases to exist or disposes of substantially all of its assets (including, without limitation, a transaction constituting a change in control), unless otherwise expressly provided an in Option, after the public announcement of the transaction, the Committee may, in its sole discretion, notify any option holder that it is canceling the unexercised vested portion of such option holder's option on any selected date, so long as such date is not earlier than the latest of the 15th day following delivery of the notice, and the 60th day prior to the proposed transaction date.

      Restricted Stock Awards. The Committee may grant Awards of restricted stock to any eligible person, for no cash consideration, for such minimum consideration as may be required by applicable law, or for such other consideration as may be specified in the grant. The terms and conditions of restricted stock shall be specified in the Award. The Committee, in its sole discretion, shall determine what rights, if any, the person to whom an Award of restricted stock is made shall have in the restricted stock during the period in which the restricted stock is subject to restrictions (the "Restriction Period") and the restrictions applicable to the particular Award. The Committee may accelerate the date on which restrictions lapse with respect to any restricted stock. During the Restricted Period, the certificates representing the restricted stock will be registered in the holder's name, will bear a restrictive legend, and will be deposited with the Company, together with any distributions on the restricted stock.

      Performance Awards. Performance awards may be granted to any eligible person. The Committee's grant of performance Awards may be made in shares, cash, or a combination of shares and cash. The cash portion of a performance Award may not exceed $500,000 in a calendar year. The Committee shall select the applicable performance measures (which may differ with respect to each eligible person) from among one or more of the following: (i) earnings per share, (ii) return on average common equity, (iii) pre-tax income, (iv) pre-tax operating income, (v) net revenue, (vi) net income, (vii) profits before taxes, (viii) book value per share, (ix) net asset value, (x) net asset value per share, (xi) operating cost reductions, or (xii) such other similar measures as the Committee may select but, without limitation, shall not include remaining in the employ of the Company for a specified period of time. The selected performance measures, and any other conditions to the Company's obligation to pay a performance award shall be set forth in each performance award on or before the first to occur of
(i) the 90th day of the selected performance period, (ii) the first date on which more than 25% of the performance period has elapsed, and (iii) the first date, if any, on which satisfaction of the performance measure(s) is no longer substantially uncertain. However, payment may be accelerated upon the death or disability of the eligible person, or as a result of a change in control. The Committee shall select the objectives which will be required to be satisfied in order to earn the performance award. The extent to which any applicable performance objective has been achieved will be conclusively determined by the Committee.

      Stock Appreciation Rights. The 2005 Plan allows for the grant of SARs in tandem with a stock option or performance award. SARs give a holder the right to receive the appreciation in the fair market value of the related Award between the Award grant date and the exercise date, payable solely in reserved shares having a fair market value equal to the appreciation in value. An SAR is transferable only to the extent, if any, provided in the agreement evidencing the SAR, or if granted with respect to a related option performance award, only to the extent, if any, that such option or performance award is transferable, and under the same conditions. The Committee will determine the terms and conditions of the SARs.

Federal Income Tax Considerations

      Under current U.S. federal tax law, the following are the U.S. federal income tax consequences generally arising with respect to Awards made under the 2005 Plan.

      Exercise of incentive stock option and Subsequent Sale of Shares. An eligible person who is granted an incentive stock option does not realize taxable income at the time of the grant or at the time of exercise. If the option holder makes no disposition of shares acquired pursuant to the exercise of an incentive stock option before the later of two years from the date of grant or one year from such date of exercise ("statutory holding period"), any gain (or loss) realized on such disposition will be recognized as a long-term capital gain (or loss). Under such circumstances, the Company will not be entitled to any deduction for federal income tax purposes.

      However, if the option holder disposes of the shares during the statutory holding period, that will be considered a disqualifying disposition. Provided the amount realized in the disqualifying disposition exceeds the exercise price, the ordinary income an option holder shall recognize in the year of a disqualifying disposition will be the lesser of (i) the excess of the amount realized over the exercise price, or (ii) the excess of the fair market value of the shares at the time of the exercise over the exercise price; and the Company generally will be entitled to a deduction for the amount of ordinary income recognized by such option holder. The ordinary income recognized by the option holder is not considered wages and the Company is not required to withhold, or pay employment taxes, on such ordinary income. Finally, in addition to the ordinary income described above, the option holder shall recognize capital gain on the disqualifying disposition in the amount, if any, by which the amount realized in the disqualifying disposition exceeds the fair market value of the shares at the time of the exercise, and shall be long-term or short-term capital gain depending on the option holder's post-exercise holding period for such shares.

      Special tax rules apply when all or a portion of the exercise price of an incentive stock option is paid by delivery of already owned shares, but generally it does not materially change the tax consequences described above.

      Notwithstanding the favorable tax treatment of incentive stock options for regular tax purposes, as described above, for alternative minimum tax purposes, an incentive stock option is generally treated in the same manner as a non-qualified stock option. Accordingly, an option holder must generally include as alternative minimum taxable income for the year in which an incentive stock option is exercised, the excess of the fair market value of the shares acquired on the date of exercise over the exercise price of such shares. However, to the extent an option holder disposes of such shares in the same calendar year as the exercise, only an amount equal to the option holder's ordinary income for regular tax purposes with respect to such disqualifying disposition will be recognized for the option holder's calculation of alternative minimum taxable income in such calendar year.

      Exercise of Non-Qualified Stock Option and Subsequent Sale of Shares. An eligible person who is granted a non-qualified stock option does not realize taxable income at the time of the grant, but does recognize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the shares acquired on the date of exercise over the exercise price of such shares; and the Company generally will be entitled to a deduction for the amount of ordinary income recognized by such option holder. The ordinary income recognized by the option holder is considered supplemental wages and the Company is required to withhold, and the Company and the option holder are required to pay applicable employment taxes, on such ordinary income. Upon the subsequent disposition of shares acquired through the exercise of a non-qualified stock option, any gain (or loss) realized on such disposition will be recognized as a long-term, or short-term, capital gain (or loss) depending on the option holder's post-exercise holding period for such shares.

      Lapse of Restrictions on Restricted Stock and Subsequent Sale of Shares. An eligible person who has been granted an award of restricted stock does not realize taxable income at the time of the grant. When the restrictions lapse, the holder will recognize ordinary income in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for such shares; and the Company generally will be entitled to a deduction for the amount of ordinary income recognized by such holder. The ordinary income recognized by the holder is considered supplemental wages and the Company is required to withhold, and the Company and the holder are required to pay applicable employment taxes, on such ordinary income. Upon the subsequent disposition of the formerly restricted shares, any gain (or loss) realized on such disposition will be recognized as a long-term, or short-term, capital gain (or loss) depending on the holder's holding period for such shares after their restrictions lapse.

      Under Section 83(b) of the Code, an eligible person who receives an award of restricted stock may elect to recognize ordinary income for the taxable year in which the restricted stock was received equal to the excess of the fair market value of the restricted stock on the date of the grant, determined without regard to the restrictions, over the amount (if any) paid for the restricted stock. Any gain (or loss) recognized upon a subsequent disposition of the shares will be capital gain (or loss) and will be long term or short term depending on the post-grant holding period such shares. If, after making the election, a holder forfeits any shares of restricted stock, or sells restricted stock at a price below its fair market value on the date of grant, such holder is only entitled to a tax deduction with respect to the consideration (if any) paid for the restricted stock, not the amount elected to be included as income at the time of grant.

      Stock Appreciation Rights and Performance Awards. An eligible person who is granted an SAR does not realize taxable income at the time of the grant, but does recognize ordinary income at the time of exercise of the SAR in an amount equal to the excess of the fair market value of the shares (on the date of exercise) with respect to which the SAR is exercised, over the grant price of such shares; and the Company generally will be entitled to a deduction for the amount of ordinary income recognized by the such holder.

      An eligible person who has been awarded a performance award does not realize taxable income at the time of the grant, but does recognize ordinary income at the time the Award is paid equal to the amount of cash (if any) paid and the fair market value of shares (if any) delivered; and the Company generally will be entitled to a deduction for the amount of ordinary income recognized by the such holder.

      The ordinary income recognized by a holder in connection with a SAR, or a performance award is considered supplemental wages and the Company is required to withhold, and the Company and the holder are required to pay applicable employment taxes, on such ordinary income. Where shares are delivered to a holder with respect to a SAR, and to the extent, if any, that shares are delivered to a holder in payment of a performance award, upon the subsequent disposition of such shares any gain (or loss) realized will be recognized as a long-term, or short-term, capital gain (or loss) depending on the holder's post-delivery holding period for such shares.

Future Plan Benefits

      The Company cannot currently determine the number of shares or the type of shares that may be granted to eligible participants under the 2005 Omnibus Stock and Incentive Plan in the future. Such determinations will be made from time to time by the Committee.

Vote Required

      The affirmative vote of the holders of a majority of the shares of Common Stock represented and voted at the Annual Meeting (assuming a quorum is present) is required to approve the 2005 Omnibus Stock and Incentive Plan. Assuming such proviso is met, any shares not voted at the Annual Meeting with respect to the 2005 Omnibus Stock and Incentive Plan will have no impact on the vote.

Recommendation of the Company's Board of Directors

      The board of directors has unanimously approved the 2005 Omnibus Stock and Incentive Plan and unanimously recommends that shareholders vote "FOR" the ratification of the 2005 Omnibus Stock and Incentive Plan. Unless contrary instruction is given, it is intended that the named proxies will vote in favor of this proposal.

Proposal No. 3 - Ratification of Appointment of Independent Public Auditors

--------------------------------------------------------------------------------

General

      The Company's board of directors has selected Deloitte & Touche LLP, independent public auditors to audit the Company's consolidated financial statements for the current fiscal year ending December 31, 2005. The Company expects that a representative of Deloitte & Touche LLP will be present at the Company's annual meeting, will have the opportunity to make a statement if he or she desires to do so and will be available to answer any appropriate questions.

      Shareholder ratification of the selection of Deloitte & Touche LLP as the Company's independent public auditors is not required by the Company's bylaws or other applicable law. However, the Company's board of directors is submitting the appointment of Deloitte & Touche LLP to the shareholders for ratification as a matter of good corporate practice. If the shareholders fail to ratify the appointment, the Audit Committee and the board of directors in their discretion will reconsider whether or not to retain Deloitte & Touche LLP. Even if the appointment is ratified, the board of directors, in its discretion, may nevertheless appoint a different independent public accounting firm at any time during the year if it determines that such a change would be in the Company's best interests and in the best interest of its shareholders.

Recommendation of the Company's Board of Directors

      The board of directors has unanimously approved the appointment of Deloitte & Touche LLP as independent public auditors and unanimously recommends that shareholders vote "FOR" the ratification of the appointment of Deloitte & Touche LLP as the Company's independent public auditors for the fiscal year ending December 31, 2005. Unless contrary instruction is given, it is intended that the named proxies will vote in favor of this proposal.

The Company's Executive Officers, Executive Compensation and Other Company Information

--------------------------------------------------------------------------------

Executive Officers

      The following table sets forth the names, ages, and present positions of the Company's principal executive officers:

Name                       Age      Positions Held with Interchange
----                       ---      -------------------------------
Anthony S. Abbate .......  65       President and Chief Executive Officer
Anthony J. Labozzetta ...  41       Executive Vice President and Chief Operating
                                      Officer
Patricia D. Arnold ......  46       Senior Vice President and Chief Lending
                                      Officer
Charles T. Field ........  40       Senior Vice President and Chief Financial
                                      Officer
Frank R. Giancola .......  51       Senior Vice President and Compliance Officer

Business Experience

--------------------------------------------------------------------------------
  Anthony S. Abbate, age 65, is President and Chief Executive Officer of the Bank since 1981; Senior Vice President and Controller from October 1980. Engaged in the banking industry since 1959.

  Anthony J. Labozzetta, age 41, Executive Vice President and Chief Operating Officer since February 2003; Executive Vice President and Chief Financial Officer from September 1997 to February 2003; Senior Vice President & Treasurer from 1995 to 1997. Engaged in the banking industry since 1989. Formerly a senior manager with an international accounting firm, specializing in the financial services industry.

  Patricia D. Arnold, age 46, Senior Vice President and Chief Lending Officer from August 1998, Senior Vice President and Chief Credit Officer from August 1998 to July 2004; Senior Vice President Commercial Lending since August 1997; First Vice President from 1995; Department Head Vice President from 1986; Assistant Vice President from 1985; Commercial Loan Officer-Assistant Treasurer from 1983. Engaged in the banking industry since 1981.

  Charles T. Field, age 40, Senior Vice President and Chief Financial Officer since February 2003. Formerly Vice President Finance and Treasurer of Viatel, Inc. from 1999 to 2002 and Treasurer from 1998 to 1999, Corporate Controller of Horsehead Industries, Inc. from 1995 to 1998 and a manager specializing in financial institutions at an international accounting firm from 1987 to 1995.

  Frank R. Giancola, age 51, Senior Vice President and Compliance Officer from September 1997; Senior Vice President-Retail Banking from 1993; Senior Vice President-Operations of the Bank from 1984; Senior Operations Officer from 1982; Vice President/Branch Administrator from 1981. Engaged in the banking industry since 1971.
--------------------------------------------------------------------------------

Executive Compensation

      The following table sets forth compensation paid by the Company and its subsidiaries during the years ended December 31, 2004, 2003 and 2002, for services in all capacities, to Mr. Abbate, the Company's chief executive officer, and all other executive officers of the Company whose total salary and bonus exceeded $100,000 during 2004.

SUMMARY COMPENSATION TABLE


                                           Annual Compensation             Long-term Compensation
                                   ------------------------------------   -------------------------
                                                            Other           Restricted     Options     All Other
                                                           Annual              Stock       (No. of    Compensation
Name and Principal Position  Year  Salary ($) Bonus ($) Compensation ($)  Awards ($) (1)    Shares)      ($) (2)
---------------------------  ----  ---------- --------- ----------------  --------------    -------   -------------
Anthony S. Abbate .......... 2004   $400,000  $137,600      $ 4,671          $118,000        82,500     $ 72,903
   President and CEO         2003    390,000    60,450            -            53,625        78,750      111,515
                             2002    375,000   187,500            -           168,750        78,750       68,418

Anthony J. Labozzetta ...... 2004    200,000    49,200       18,496            28,000        30,000        7,835
   Executive Vice            2003    190,000    22,800        5,066            33,250        28,125        8,124
   President and Chief       2002    175,000    61,250       13,611            37,625        28,125        7,474
   Operating Officer

Patricia D. Arnold ......... 2004    175,000    43,050        5,419            30,275        21,000        7,198
   Senior Vice President     2003    170,000    20,400        1,859            25,500        21,000        7,466
                             2002    160,000    56,000        3,400            31,600        22,500        4,928

Charles T. Field ........... 2004    169,000    41,574        8,940            12,506        15,000        5,730
   Senior Vice President     2003    146,961    19,800            -            28,875         7,500        4,253
   and Chief Financial       2002          -         -            -                 -             -            -
   Officer

Frank R. Giancola .......... 2004    155,000    38,130        4,329             7,750        10,500        7,013
   Senior Vice President     2003    150,000    18,000            -            21,750        21,000        6,713
                             2002    144,000    50,400            -            15,000        22,500        6,443

----------
(1) The unvested restricted stock awards granted, to date, totaled 24,554, 12,192, 4,349, 3,001 and 7,026 for Messrs. Abbate, Labozzetta, Field, Giancola, and Mrs. Arnold, respectively. The value of such awards at December 31, 2004, were $425,594, $211,324, $75,381, $52,016 and $121,782, respectively. The value of these shares at the date of grant is reflected in the table above. The awards for Messrs. Abbate, Labozzetta, Field, Giancola and Mrs. Arnold vest in three years following the date of grant provided they do not terminate their employment during that period. Dividends, if and when declared by the board of directors, will be paid on all restricted stock awards. All per share data has been restated to reflect a 3-for-2 stock split declared on January 18, 2005 and paid on February 18, 2005.

(2)   Represents payments as shown below:


                               Year       Abbate       Labozzetta       Arnold        Field       Giancola
                               ----       ------       ----------       ------        -----       --------
Amounts contributed to ......  2004      $ 8,808        $7,295          $6,388       $5,190        $5,830
   401(k) plan                 2003        8,000         7,584           6,656        3,852         5,993
                               2002        7,799         6,988           4,412            -         5,756

Value of life insurance .....  2004        6,731           540             810          540         1,183
   premium paid in             2003        3,564           540             810          401           720
   respect to coverage         2002        3,564           486             516            -           688
   in excess of $50,000

Premium on disability .......  2004        7,860             -               -            -             -
   policy                      2003        7,860             -               -            -             -
                               2002        7,860             -               -            -             -

Contribution to .............  2004       49,504             -               -            -             -
   Supplemental                2003       92,091             -               -            -             -
   Executives' Retirement      2002       49,195             -               -            -             -
   Plan

Stock Option Grants in Last Fiscal Year

      The following table sets forth certain information concerning grants of stock options awarded to the named executive officers during the year ended December 31, 2004. All options granted during the year were incentive stock options:


                                                                                     Potential Realized Value
                                Number of    % of Total                               at Assumed Annual Rates
                               Securities      Options                              of Stock Price Appreciation
                                Underlying   Granted to   Exercise or                   for Option Term (3)
                                 Options    Employees in  Base Price   Expiration   ---------------------------
        Name                     Granted     Fiscal Year  ($/Sh) (1)    Date (2)         5%            10%
-----------------------------  ----------   ------------  ----------   ----------   ------------    ---------
Anthony S. Abbate ...........    78,750         30.0%       $17.50      1/22/2014    $2,244,820    $3,574,501
Anthony J. Labozzetta .......    28,125         10.7         17.50      1/22/2014       801,722     1,276,608
Frank R. Giancola ...........    21,000          8.0         17.50      1/22/2014       598,619       953,200
Patricia D. Arnold ..........    21,000          8.0         17.50      1/22/2014       598,619       953,200
Charles T. Field ............     7,500          2.9         17.50      1/22/2014       213,792       340,429

----------
(1) The exercise price was based on the closing price of a share of the Company's stock on the date of grant as reported on the NASDAQ National Market.

(2) Options are exercisable starting one year from the date of grant and become vested 1/3 each year from the grant date. Options expire if not exercised within 10 years of grant date.

(3) Pre-tax gain. The dollar amounts under these columns are the result of calculations at the 5% and 10% rates set by the Securities and Exchange Commission Regulation S-K and, therefore, are not intended to forecast possible future appreciation, if any, of the Company's stock price. The Company's per share stock price would be $28.51 and $45.39 if the increase was 5% and 10%, respectively, compounded annually over the option term.

      All shares and per share data has been restated to reflect a 3-for-2 stock split declared on January 18, 2005 and paid on February 18, 2005.

Aggregated Option Exercises in Last Fiscal Year and Year End Option Values

                                                             Number of Securities
                                                            Underlying Unexercised      Value of Unexercised
                                                             Options at Year End        In-the-Money Options
                               No.  Shares                -------------------------        at Year-end (1)
                               Acquired on      Value       Shares       Shares      --------------------------
        Name                    Exercise      Realized    Exercisable Unexercisable  Exercisable  Unexercisable
-----------------------------  -----------    --------    ----------- ------------   ----------   -------------
Anthony S. Abbate ...........          -       $    -       241,500      78,750      $1,769,716     $157,588
Anthony J. Labozzetta .......          -            -        85,313      28,125         638,377       56,281
Patricia D. Arnold ..........          -            -        74,875      21,500         571,771       45,025
Charles T. Field ............          -            -         2,500       5,000               -            -
Frank R. Giancola ...........          -            -        74,875      21,500         571,771       45,025

----------
(1) Pre-tax gain. Value of unexercised in-the-money options based on the December 31, 2004 closing price of $17.33 as reported on the NASDAQ.

      All per share and share data has been restated to reflect a 3-for-2 stock split declared on January 18, 2005 and paid on February 18, 2005.

Pension Plan and Supplemental Executives' Retirement Plan

      The Company, through the Bank, maintains a non-contributory defined benefit pension plan covering all eligible employees including Mrs. Arnold, Messrs. Abbate, Field, Giancola and Labozzetta. Retirement income is based on years of service under the Plan and, subject to certain limits, on final average compensation.

      The Company maintains a Supplemental Executives' Retirement Plan, a non-qualified plan intended to provide retirement income that would have been paid but for limitations imposed by the Internal Revenue Code under the qualified plan. In 1998, the Company amended the Supplemental Executives' Retirement Plan to include the director related retirement benefits relating to Mr. Abbate's membership on the board of directors. Benefits under the Supplemental Executives' Retirement Plan are paid from the general assets of the Company.

      The following table shows the annual benefits payable based on a range of average compensation (comprised solely of base salary) and years of future service at normal retirement date.

      5-Year                       Years of Service at Normal Retirement Date
      Average      -------------------------------------------------------------
   Compensation        5         10           20             30            35
   -------------   -------     -------      --------      --------      --------

   $100,000        $ 5,512     $11,024      $ 22,049      $ 33,073      $ 38,585
    150,000          9,262      18,524        37,049        55,573        64,835
    200,000         13,012      26,024        52,049        78,073        91,085
    250,000         16,762      33,524        67,049       100,573       117,335
    300,000         20,512      41,024        82,049       123,073       143,585
    400,000         28,012      56,024       112,049       168,073       196,085
----------
1.    This Plan was effective January 1, 1993.

2. Benefits calculated are based on base salary and total credited service at normal retirement date from the later of (a) January 1, 1993 or (b) date of hire. The benefits above are inclusive of both benefits from the qualified defined benefit plan and from the defined benefit portion of the supplemental plan. Currently, the supplemental plan only covers Mr. Abbate.

3. Average compensation is the average of base salary over the five (5) consecutive calendar years producing the highest average.

4. The chart reflects a Social Security integration level based on the average age of the executive officer group, which was 49 years as of December 31, 2004.

5. Annual benefit shown in the table above is payable as a life annuity which is the normal form of retirement benefit for non-married participants. For married participants, the normal form of benefit is an actuarial equivalent joint and 50% survivor annuity.

6. At December 31, 2004, the estimated credited years of service for purposes of computing the retirement benefits under the Pension Plan and the SERP for the named executive officers are as follows: Mr. Abbate - 12 years; Mr. Labozzetta - 9 years; Mrs. Arnold - 12 years; Mr. Field - 2 years; and Mr. Giancola - 12 years.

Capital Investment Plan

      The Company also maintains a Capital Investment Plan covering all eligible employees, including the named executive officers. Retirement income is based on the value of each participant's account balance and is paid upon retirement, termination of employment, disability or death. The Supplemental Executive Retirement Plan also supplements the retirement benefits payable to certain participants under the Capital Investment Plan. Only Mr. Abbate participates in the Supplemental Executives' Retirement Plan. These benefits are intended to provide participants with an amount (plus earnings) that the Company would have contributed under the Capital Investment Plan as matching employer contributions and for fixed employer contributions (in excess of the amounts the Company actually contributed) if it were not for certain limitations imposed by the Internal Revenue Code under the Capital Investment Plan. The benefits under the Supplemental Executives' Retirement Plan with respect to the Capital Investment Plan are to be paid in lump sum in cash at the same time as the distribution of a participant's account balance is made under the Capital Investment Plan.

Change-in-Control Arrangements

      The Company has a Change-in-Control Agreement with each of Mrs. Arnold and Messrs. Abbate, Field, Giancola, and Labozzetta. The agreements provide, among other things, that if the executive is terminated during the two years after a "change in control", or if they voluntarily terminate during the two years following a "change in control", unless such termination is (i) because of the executive's death or retirement, (ii) by the Company for cause or disability or
(iii) by the executive for other than for good reason, they shall receive an amount equal to two times their highest annualized base salary plus an amount equal to the sum of the bonuses paid for the previous two years, except for Mr. Abbate who shall receive three times his highest annualized base salary plus an amount equal to the greater of (i) the sum of the bonuses paid for the previous three years, or (ii) $300,000, for the prior twelve months immediately proceeding the date of termination. In addition, the executives will receive their unpaid base salary up to termination, accrued vacation pay, a portion of the bonus in the year of termination which has not yet been awarded or paid under the management incentive plan, benefits and continuation of health and welfare benefits, "grossed up" to cover any excise tax imposed by Section 4999 of the Internal Revenue Code.

Compensation/Stock Option Committee Report on Executive Compensation
--------------------------------------------------------------------------------

      The Compensation/Stock Option Committee is responsible for reviewing and recommending executive compensation to the full board of directors for action and administering the Company's executive compensation programs and plans. The Committee reports regularly to the board of directors. During 2004, the Committee consisted of five directors who were not employees of the Company and, therefore, not eligible to participate in such programs and plans.

Compensation Strategy

      The objectives of this Committee are to attract and retain top quality executives and provide compensation programs designed to motivate and reward executives to achieve business goals that foster both the enhancement of long-term shareholder value through stock appreciation and dividend yield, and the long-term best interests of the organization. Compensation programs for executives are designed to link compensation to the various performance measures of the Company discussed in this report and generally provide competitive compensation for executives at the seventy-fifth percentile of peer group banks (as determined by the Committee with the assistance of an independent consultant) and other organizations of similar size, performance and geographic location. The committee utilizes professional surveys prepared by outside consultants focusing on compensation levels of this peer group in order to assure competitiveness in its compensation programs. The compensation mix reflects a balance of cash awards, including incentive awards, and equity-based incentives. Annual cash compensation (base salary and annual bonus) is established based on the achievement of corporate financial targets and individual performance. The Stock Option and Incentive Plan, approved by shareholders in 1997, and the proposed plan are intended to function as the basis for fostering alignment of executive compensation with the interests of shareholders.

      The policies with respect to each of these compensation elements as well as the basis for determining the compensation level of executive officers, including the President and Chief Executive Officer, Mr. Abbate, are described below.

Base Salary

      Base salaries for executive officers are based on the salary ranges that are established by the Committee annually for each position. The salary ranges for each position are determined by evaluating the responsibilities and accountabilities of the position and comparing it with other executive officer positions in the market place on an annual basis. The base salary of each executive officer, including President and Chief Executive Officer, is reviewed annually and adjusted within the position range based upon a performance evaluation. Evaluations of other executive officers are submitted to the Committee by the President and Chief Executive Officer. These evaluations, and an evaluation of the President and Chief Executive Officer by the Committee, are reviewed and submitted together with the Committee's recommendations to the full board of directors for action. Salary increases are generally based upon the extent to which the executive is considered to have contributed to a furtherance of the Company's goals and/or met objectives specifically assigned to that individual.

Annual Bonus

      The Management Incentive Plan is an incentive plan designed to reward key management employees for achievement of specific financial, individual and business results for the year. The specific financial targets, which are weighted equally, are primarily based upon (i) the year-to-year increase in the Company's net after-tax earnings and (ii) achievement of a targeted return on equity. The targeted goal is established annually through the budgeting process, which is reviewed and approved by the board of directors, using input relating to performance opportunities for the year and the historical performance results of the Company. Individual and business results are pre-established targets for specific objectives relating to the executives' area of responsibility. An objective of the Management Incentive Plan is to relate a portion of the executives' compensation to the overall financial results of the Company for the year. The bonus for 2004 (paid in 2005) reflects the attainment of 99.87 percent of the financial targets set in 2004. The board of directors reserves the right to award discretionary bonus awards in the event the financial target is either not met or is exceeded. In so doing, the Committee, among other matters, will take into account whether the Company, while not reaching its threshold target, has performed better on a comparable basis than its peers. In addition to the attainment of the earnings target, the level of the President and Chief Executive Officer's annual bonus award is also based upon performance-related factors including various predetermined strategic objectives.

      A portion of the incentive compensation awarded to executive management is in the form of restricted stock. The restriction is for three years and the restricted stock is forfeitable upon termination of employment during that time period. In addition, executive officers were given the option to utilize their cash bonus to purchase two-year restricted, forfeitable stock at a twenty-five percent discount. The excess of market value over the purchase price is included in the Summary Compensation Table as Other Annual Compensation.

Stock Option and Incentive Plan

      The Stock Option and Incentive Plan of 1997, as amended, is designed to align shareholders' and executive officers' interests. The Compensation/Stock Option Committee administers the plan, reviews the awards and submits recommendations to the full board of directors for action. Stock options are granted on a discretionary basis with an exercise price equal to the price of a share of stock at the close of business on the date of the grant as reported by the Nasdaq National Market. Stock options may be exercisable between one and ten years from the date granted. Such stock options provide a retention and motivational program for executives and an incentive for the creation of shareholder value over the long-term since their full benefit cannot be realized unless an appreciation in the price of the common stock occurs over a specified number of years.

      The Stock Option and Incentive Plan also provides for the issuance of incentive stock awards as determined by the board of directors of the Company. Certain key executives may be awarded incentive compensation in the form of 3-year restricted stock, which is forfeitable upon termination of employment during that time period. Key employees may also use their cash bonus to purchase two-year restricted stock at a twenty-five percent discount. All amounts in excess of the purchase price of this stock are forfeitable should they terminate their employment during that time period. Incentive stock awards are an important factor in attracting and motivating key executives who will dedicate their maximum efforts toward the advancement of the Company.

      A total of 2,076,470 shares of common stock were made available for option and incentive awards under the Stock Option and Incentive Plan. Options to purchase 1,780,204 shares (net of forfeitures) and 197,725 shares of restricted stock have been granted to date. Options granted to the executives in 2004 and those granted in 2005 as a result of 2004's performance are included in the Summary Compensation Table.

Chief Executive Officer Compensation

      The compensation of the Company's President and Chief Executive Officer, Mr. Abbate, is reviewed by the Compensation/Stock Option Committee, which presents its recommendations to the board for action. Mr. Abbate participates in the same plans as the other executive officers, including the base salary program, the Management Incentive Plan, the Stock Option and Incentive Plan, and the staff benefit programs as outlined elsewhere in this proxy statement. Mr. Abbate also participates in the Supplemental Executives' Retirement Plan. Mr. Abbate receives no compensation for his duties as a director. The committee bases Mr. Abbate's compensation on the same criteria used for all executive officers with particular emphasis on the factors which will promote the Company's long-term growth, organization stability, and financial strength. Mr. Abbate's salary was at the seventy-fifth percentile of the 2004 salary range for his position and his annual cash bonus for 2004 performance was based upon achieving 99.87 percent of targeted financial goals for that year. The committee believes that Mr. Abbate continues to provide the Company and the Bank with exemplary leadership, vision and commitment, and strives to meet the Company's long-term strategic goals.

      Submitted by the Compensation/Stock Option Committee:

      James E. Healey, Chairman
      Donald L. Correll
      David R. Ficca
      Jeremiah F. O'Connor
      Robert P. Rittereiser

Audit Committee Report
--------------------------------------------------------------------------------

      The Audit Committee consists of five directors, each of whom is independent as defined in the listing standards of the National Association of Securities Dealers. A brief description of the responsibilities of the Audit Committee is set forth above under the caption "Proposal No. 1 - Election of Directors - Committees and Meetings of the Board of Directors".

      In accordance with its written charter adopted by the board of directors, the Audit Committee assists the board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company. The Committee met seven times during 2004. The Committee discussed the interim financial information contained in each quarterly earnings announcement with the Chief Financial Officer and the independent registered public accounting firm prior to the public release of this information. The Chairman also discussed matters described in Statement on Auditing Standards No. 61, as amended "Communication with Audit Committees" ("SAS 61") with the independent registered public accounting firm prior to the filing of each of the Company's quarterly reports, on Form 10-Q.

      In discharging its oversight responsibility as to the audit process, the Audit Committee obtained, from the independent registered public accounting firm, a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors' independence consistent with the Independence Standards Board No. 1, "Independence
Discussions with Audit Committees", discussed with auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditors' independence. The Committee also discussed with management, the internal auditors and the independent registered public accounting firm the quality and adequacy of the Company's internal controls and the internal audit function's organization, responsibilities, budget and staffing and concurred in the appointment of internal audit staff. The Committee reviewed with the independent and the internal auditors their audit plans, audit scope and identification of audit risks.

      The Committee discussed and reviewed with the independent registered public accounting firm all communications required by generally accepted auditing standards, including those described in SAS 61 and, with and without management present, discussed and reviewed the results of the independent registered public accounting firm's audit of the financial statements. The Committee also discussed the results of the internal audit examinations.

The Committee reviewed the audited financial statements of the Company as of, and for, the fiscal year ended December 31, 2004 with management and the independent registered public accounting firm. Management has the responsibility for the preparation of the Company's financial statements and the independent registered public accounting firm have the responsibility for the audit of those statements.

      Based on the review and discussions with management and the independent registered public accounting firm, the Committee recommended to the board that the Company's audited financial statements be included in its annual report on Form 10-K for the fiscal year ended December 31, 2004 and for filing with the Securities and Exchange Commission. The Committee also recommended the reappointment, of the independent registered public accounting firm, and the board concurred in such recommendation.

      The Audit Committee:

      John J. Eccleston, Chairman
      Donald L. Correll
      Anthony R. Coscia
      James E. Healey
      Eleanore S. Nissley

Fees Paid to Our Independent Auditors

      The following table summarizes the aggregate fees billed to the Company by Deloitte & Touche LLP our independent registered public accounting firm:

                                                      2004            2003
                                                      ----            ----
Audit Fees (a) ...............................     $315,500         $266,020
Audit-Related Fees (b) .......................       47,500           44,550
Tax Fees (c) .................................            -            3,000
All Other Fees ...............................            -                -
                                                   --------         --------
Total ........................................     $363,000         $313,570
                                                   ========         ========

(a)   Fees for audit services billed in 2004 and 2003 consisted of:

      o  Audit of the Company's annual consolidated financial statements

      o Reviews of the Company's quarterly condensed consolidated financial statements

      o Attestation of management's assessment of internal control, as required by section 112 of the Federal Deposit Insurance Corporation Improvement Act of 1991 (FDICIA)

      o  New Jersey State Bank Directors Examination

      o  In addition, 2004 fees include Sarbanes-Oxley 404 attestation work

(b)   Fees for audit-related services billed in 2004 and 2003 consisted of:

      o  Employee benefit plan audits

      o  Examination   of   management's   assertion   regarding  the  Company's
         compliance with its minimum servicing standards under the Uniform Single Attestation Program for Mortgage Bankers (USAP)

      o In addition, 2003 fees included due diligence associated with mergers/ acquisitions

c)    Fees for tax services billed in 2003 consisted of tax compliance:

      o Tax compliance services are services rendered based upon facts already in existence or transactions that have already occurred to document, compute, and obtain government approval for amounts to be included in tax filings and consisted of:

         i. Federal, state and local income tax return assistance

         ii. Sales and use, property and other tax return assistance

In considering the nature of the services provided by the independent auditor, the Audit Committee determined that such services are compatible with the provision of independent audit services. The Audit Committee discussed these services with the independent auditor and Company management to determine that they are permitted under the rules and regulations concerning auditor independence promulgated by the U.S. Securities and Exchange Commission (the "SEC") to implement the Sarbanes-Oxley Act of 2002, as well as the American Institute of Certified Public Accountants.

Pre-Approval Policy
-------------------

The services performed by the independent auditor in 2004 were pre-approved in accordance with the pre-approval policy and procedures adopted by the Audit Committee at its January 20, 2004 meeting. This policy describes the permitted audit, audit-related, tax, and other services (collectively, the "Disclosure Categories") that the independent auditor may perform.

Any requests for audit, audit-related, tax, and other services not contemplated must be submitted to the Audit Committee for specific pre-approval and cannot commence until such approval has been granted.

The policy contains a de minimis provision that operates to provide retroactive approval for permissible non-audit services under certain circumstances. During 2004 no such fees were incurred.

                  COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN

                   AMONG INTERCHANGE FINANCIAL SERVICES CORP.,
         THE NASDAQ STOCK MARKET (U.S.) INDEX AND THE NASDAQ BANK INDEX

                                   [Graph}

Assumes $100 invested on December 31, 1999 in the Company Common Stock, the Nasdaq Stock Market (U.S.) Index and the Nasdaq Bank Index.

Total stockholder returns assumes reinvestment of dividends.

      [The following table depicts the information contained in the graph]


                                                                       Cumulative Total Return
                                              ----------------------------------------------------------------
                                              12/99       12/00       12/01       12/02       12/03      12/04
                                              -----       -----       -----       -----       -----      -----
Interchange Financial Services Corp. ......   100.00      87.08      124.10      161.60      259.63     271.52
Nasdaq Stock Market (U.S.) Index ..........   100.00      60.30       45.49       26.40       38.36      40.51
Nasdaq Bank Index .........................   100.00     117.64      125.14      127.22      163.14     184.84

Principal Shareholders and Holdings of Management of the Company
--------------------------------------------------------------------------------

      The following table sets forth the beneficial ownership of the Company's common stock by (a) each beneficial owner of more than five percent of the common stock, (b) each director, (c) each named executive officer, and (d) all current directors and executive officers of the Company as a group. Beneficially owned shares include shares over which the named person exercised either sole or shared voting power or sole or shared investment power. It also includes shares owned (i) by spouse, minor children or by relatives sharing the same home, or
(ii) by entities owned or controlled by the named person. Unless otherwise noted, all shares are owned of record and beneficially by the named person, either directly or through the dividend reinvestment plan as of March 7, 2005.


                                                     Beneficially   Right to    Deferral               Percent
                Name and Address (1)                     Owned     Acquire (2)  Plans (3)    Total  of Class (4)
---------------------------------------------------  ------------  -----------  ---------    -----  ------------
                        (a)
Banc Funds Company, LLC
208 South Lasalle Street, Suite 1680
Chicago, IL 60604 .................................    957,608(5)           -           -    957,608      5.0

                        (b)
Anthony S. Abbate .................................    432,740        241,500      29,128    703,368      3.7
Anthony D. Andora .................................    307,523          2,250           -    309,773      1.6
Gerald A. Calabrese, Jr. ..........................    215,773            750           -    216,523      1.1
Donald L. Correll .................................     18,230          9,000           -     27,230       *
Anthony R. Coscia .................................     18,113          9,000           -     27,113       *
John J. Eccleston .................................    175,913          5,250           -    181,163       *
David R. Ficca ....................................    129,986(6)       9,000           -    138,986       *
James E. Healey ...................................     91,224          6,750           -     97,974       *
Nicholas R. Marcalus ..............................     21,953          3,750           -     25,703       *
Eleanore S. Nissley ...............................    103,484          8,250           -    111,734       *
Jeremiah F. O'Connor ..............................    120,297          4,500           -    124,797       *
Robert P. Rittereiser .............................     61,128          9,000           -     70,128       *
John A. Schepisi ..................................    247,211            750           -    247,961      1.3
William "Pat" Schuber .............................      1,106          2,250           -      3,356       *

                       (c)
Patricia D. Arnold ................................     23,536         74,875      29,292    127,703       *
Charles T. Field ..................................          -          2,500       4,533      7,033       *
Frank R. Giancola .................................      7,046         74,874      43,786    125,706       *
Anthony J. Labozzetta .............................     75,903         85,313      13,758    174,974       *

                       (d)
Directors and executive officers as a
group (18 persons) ................................  2,051,165        549,562     120,497  2,721,224     14.2

----------
*     Does not exceed one percent of class

1. The address for all persons listed under sections (b) and (c) is c/o Interchange Financial Services Corporation, Park 80 West Plaza Two, Saddle Brook, New Jersey 07663.

2. Includes stock acquirable by exercise of stock options exercisable within 60 days of the date of the Proxy Statement.

3. Shares held in deferred compensation accounts to which individuals have sole power to vote but no investment power.

4. Except for the percentages of certain parties that are based on presently exercisable options which are indicated in the preceding footnotes to the table, the percentages indicated are based on 19,139,892 shares of common stock issued and outstanding on March 18, 2005. In the case of parties holding presently exercisable options described in footnote 2 above, the percentage ownership is calculated on the assumption that the shares presently held or purchasable within the next 60 days underlying such options are outstanding.

5. As reported on SC 13G/A filed February 14, 2005 reporting 638,405 shares, which after being adjusted for a 3-for-2 stock split declared on January 18, 2005 and paid on February 18, 2005, represents 957,608.

6. Includes 99,786 shares owned by Mr. Ficca's wife and 3,799 shares owned by a foundation. Mr. Ficca disclaims beneficial ownership of the shares owned by his wife and of the shares owned by the foundation.

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who beneficially own more than ten percent of the Company's equity securities, to file reports of security ownership and changes in such ownership with the Securities and Exchange Commission. These persons are also required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Due to an administrative error director options granted during 2004 were not filed on a timely basis. The Company believes that all other Section 16(a) forms were filed on a timely basis during and for 2004.

Certain Relationships and Related Party Transactions of the Company
--------------------------------------------------------------------------------

Transactions with Management

      Officers and directors of the Company and their affiliated companies are customers of and are engaged in transactions with the Company and its subsidiaries in the ordinary course of business on substantially the same terms (including interest rates on loans, collateral and collectibility considerations) as those prevailing at the time for comparable transactions with other unaffiliated borrowers and suppliers.

      Mr. Andora, a director of the Company and the Bank, is a member of Andora & Romano, LLC, a firm that renders various legal services to the Company and its subsidiaries. During 2004, Andora & Romano received fees for legal services of $423,454, including $95,000 paid pursuant to retainer contracts and $259,000 primarily representing fees for loan related matters, the bulk of which was reimbursed to the Bank by its customers. The Company expects to transact business with this firm in the future.

      Mr. Calabrese, Jr., a director of the Company and the Bank, is a member of Gerald A. Calabrese, Jr. & Company, a firm that renders real estate appraisal services to the Company and its subsidiaries. During 2004, Gerald A. Calabrese, Jr. & Company received $41,145 for real estate appraisals. The Company expects to transact business with this firm in the future. Mr. Calabrese is also a member of Century21/Calabrese Realty which received a $101,155 commission in 2004 for finding a tenant for leasing space the Bank had available. This commission was paid through the listing broker.

      Mr. William "Pat" Schuber, a nominee to be elected director of the Company, is a member of DeCotiis, Fitzpatrick, Cole & Wisler, LLP a firm that renders various legal services to the Company and its subsidiaries. During 2004, DeCotiis, Fitzpatrick, Cole & Wisler, LLP received fees for legal services of $83,415, primarily representing fees for loan related matters, the bulk of which was reimbursed to the Bank by its customers. The Company expects to transact business with this firm in the future.

      Mr. Marcalus, a director of the Company and the Bank, is a member of Marcal Paper Mills, Inc. During 2004, Marcal Paper Mills, Inc. received $76,325 for subletting space to the Bank. The Company expects to transact business with this firm in the future.

      Mr. Schepisi, a director of the Company and the Bank, is a member of Schepisi & McLaughlin, a firm that renders various legal services to the Company and its subsidiaries. During 2004, Schepisi & McLaughlin received fees for legal services of $70,142, primarily representing fees for loan related matters, the bulk of which was reimbursed to the Bank by its customers. The Company expects to transact business with this firm in the future.

Other Matters

      The board of directors is not aware of any other matters to be presented at the annual meeting. If any other matter proper for action at the annual meeting should be presented, the persons named in the accompanying proxy will vote the shares represented by the proxy on such matter in accordance with their best judgment pursuant to discretionary authority granted in the proxy. If any matter not proper for action at the annual meeting should be presented, the named proxies will vote against consideration thereof or action thereon.

Shareholder Communication

      The Company has also adopted a procedure by which shareholders may send communications as defined within Item 7(h) of Schedule 14A under the Exchange Act to one or more members of the board of directors by writing to such director(s) or to the whole Board of Directors in care of the Interchange Financial Services Corporation, Park 80 West/Plaza Two, Saddle Brook, NJ 07663,
Attention: Secretary of the Board. Any such communications will be promptly distributed by the Secretary to such individual director(s) or to all directors if addressed to the whole board of directors.

Nominating Committee

      Our Nominating Committee has authority to nominate individuals for election as directors. Our Nominating Committee Charter provides procedures to nominate directors. A copy of the nominating committee charter can be found on the Company's website as www.interchangebank.com under investor relations. Nominations may be made by the board of directors or by any shareholder who holds stock in the Company and is entitled to vote. Nominations for the 2006 Annual Meeting (other than those approved by the Board) should be made in writing and mailed no later than the 120th calendar day before the first anniversary of the date of the Company's proxy statement for the previous year's annual meeting to the Nominating Committee, care of Interchange Financial Services Corporation, Park 80 West, Plaza II, Saddle Brook, NJ 07663, Attention:
Secretary of the Board.

      The criteria and qualifications of director nominees are based upon the needs of the Company at the time the nominees are considered. A candidate must possess the ability to apply good business judgment and must be in a position to properly exercise his or her duties of loyalty and care. Candidates should also exhibit proven leadership capabilities, high integrity and experience with a high level of responsibilities within their chosen fields.

      A written statement from the nominee is required consenting to serve as director if elected. Nominations must include the nominee's name, mailing address, telephone number, email address, resume, business history, listing of other past and present directorships and director committees, banking industry experience, number of shares owned, and other relevant information.

Directors Attendance at Meetings

      The board of  directors  of the  Company  is  composed  of a  majority  of independent directors (as independence is defined in the NASD Listing Standards). During the fiscal year ended December 31, 2004, the board of directors of the Company and the Bank held a total of 17 regular meetings. Various committees of the Board held meetings as needed. Each director attended at least seventy-five percent (75%) of the total meetings of the Boards of Directors and meetings of the committees on which they served. The Company also encourages all members of the Board to attend the Company's annual meeting of shareholders each year.

Submission of Shareholders Proposals

      Proposals intended for inclusion in the proxy statement for next year's annual meeting of shareholders must be in writing and must be received by the Secretary of the Company at Park 80 West/Plaza Two, Saddle Brook, NJ 07663, not later than November 30, 2005. To be considered for inclusion in the Company's proxy statement and form of proxy for an annual meeting, a shareholder proposal must be submitted on a timely basis and the proposal and proponent thereof must meet the requirements established by the Securities and Exchange Commission for shareholder proposals.

Solicitation Expenses

      The Company is paying for distributing and soliciting proxies. As part of this process, we reimburse brokers, nominees, fiduciaries and other custodians reasonable fees and expenses in forwarding proxy materials to shareholders. Employees do not receive additional compensation for soliciting proxies.

Financial Materials

      Consolidated financial statements of the Company and its subsidiaries are included in the Company's Annual Report to Shareholders for the year 2004. Additional copies of the Annual Report to Shareholders and the Company's Annual Report on Form 10-K as filed with the Securities and Exchange Commission may be obtained without charge from the Secretary of the Company, Park 80 West/Plaza Two, Saddle Brook, NJ 07663

Where You Can Find More Information

      The Company files annual, quarterly and current special reports, proxy statements and other information with the SEC under the Securities Exchange Act of 1934, as amended. The Company's SEC filings are available to the public on the SEC's website at http://www.sec.gov. These filings are also available to the public from commercial document retrieval services.

      You can also read and copy reports, statements or other information filed by the Company with the SEC at the SEC's Public Reference Room, 450 Fifth Street, N.W., Washington, D.C., 20549, at prescribed rates. Please call the SEC at 1-800-SEC-0330 for further information on the operation of the Public Reference Room.

                                   Appendix A

                                      2005
                        OMNIBUS STOCK AND INCENTIVE PLAN
                                       FOR
                   INTERCHANGE FINANCIAL SERVICES CORPORATION

                                TABLE OF CONTENTS

1.  Purpose ...............................................................  A-1
2.  Definitions ...........................................................  A-1
    (a)    "Administrator" ................................................  A-1
    (b)    "Agreed Price" .................................................  A-1
    (c)    "Applicable Laws" ..............................................  A-1
    (d)    "Award" ........................................................  A-1
    (e)    "Board" ........................................................  A-1
    (f)    "Cause" ........................................................  A-1
    (g)    "Change in Control" ............................................  A-1
    (h)    "Change in Control Price" ......................................  A-1
    (i)    "Code" .........................................................  A-1
    (j)    "Committee" ....................................................  A-2
    (k)    "Common Stock" .................................................  A-2
    (l)    "Company" ......................................................  A-2
    (m)    "Consultant" ...................................................  A-2
    (n)    "Date of Grant" ................................................  A-2
    (o)    "Director" .....................................................  A-2
    (p)    "Disability" ...................................................  A-2
    (q)    "Effective Date" ...............................................  A-2
    (r)    "Eligible Person(s)" ...........................................  A-2
    (s)    "Employee(s)" ..................................................  A-2
    (t)    "Fair Market Value" ............................................  A-2
    (u)    "Holder" .......................................................  A-2
    (v)    "Incentive Stock Option" .......................................  A-2
    (w)    "Non-Qualified Stock Option" ...................................  A-2
    (x)    "Option" .......................................................  A-3
    (y)    "Option Price" .................................................  A-3
    (z)    "Parent" .......................................................  A-3
    (aa)   "Performance Award" ............................................  A-3
    (bb)   "Performance Measures" .........................................  A-3
    (cc)   "Performance Period" ...........................................  A-3
    (dd)   "Plan" .........................................................  A-3
    (ee)   "Plan Year" ....................................................  A-3
    (ff)   "Reserved Shares" ..............................................  A-3
    (gg)   "Restriction(s)" "Restricted" ..................................  A-3
    (hh)   "Restricted Period" ............................................  A-3
    (ii)   "Restricted Shares" ............................................  A-3
    (jj)   "Restricted Share Award" .......................................  A-3
    (kk)   "Restricted Share Distributions" ...............................  A-3
    (ll)   "SAR" ..........................................................  A-3
    (mm)   "Share(s)" .....................................................  A-3
    (nn)   "Spread" .......................................................  A-3
    (oo)   "Separation" ...................................................  A-4
    (pp)   "Subsidiary" ...................................................  A-4

    (qq)   "1933 Act" .....................................................  A-4
    (rr)   "1934 Act" .....................................................  A-4
    (ss)   "Vested" .......................................................  A-4
    (tt)   "10% Person" ...................................................  A-4
3.  Award of Reserved Shares ..............................................  A-4
4.  Conditions for Grant of Awards ........................................  A-4
5.  Grant of Options ......................................................  A-5
6.  Option Price ..........................................................  A-5
7.  Exercise of Options ...................................................  A-6
8.  Vesting of Options ....................................................  A-6
9.  Termination of Option Period ..........................................  A-6
10. Acceleration ..........................................................  A-6
11. Adjustment of Reserved Shares .........................................  A-7
12. Transferability of Awards .............................................  A-8
13. Issuance of Reserved Shares ...........................................  A-8
14. Exercise of Discretion and Administration of the Plan .................  A-8
15. Tax Withholding .......................................................  A-9
16. Restricted Share Awards ............................................... A-10
17. Performance Awards .................................................... A-10
18. Stock Appreciation Rights ............................................. A-11
19. Section 83(b) Election ................................................ A-12
20. Interpretation ........................................................ A-12
21. Amendment and Discontinuation of the Plan ............................. A-12
22. Effective Date and Termination Date ................................... A-13

                   2005 OMNIBUS STOCK AND INCENTIVE PLAN FOR
                   INTERCHANGE FINANCIAL SERVICES CORPORATION

      1. Purpose. The purpose of this Plan is to advance the interests of Interchange Financial Services Corporation, a New Jersey Corporation, and increase shareholder value by providing additional incentives to attract, retain and motivate those qualified and competent employees and consultants, upon whose efforts and judgment its success is largely dependent.

      2. Definitions. As used herein, the following terms shall have the meaning indicated:

      (a) "Administrator" shall mean the person(s) designated by the Committee to carry out nondiscretionary administrative duties with respect to the Plan and Awards.

      (b) "Agreed Price" shall relate to the grant of an Award in the form of a SAR, and shall mean the value assigned to the Award's Reserved Shares which will form the basis for calculating the Spread on the date of exercise of the SAR, which assigned value shall be the Fair Market Value of such Reserved Shares on the Date of Grant.

      (c) "Applicable Laws" means the requirements relating to the administration of stock option plans under U.S. state corporate laws, U.S. federal and state securities laws, and the Code; and the similar laws of any foreign country or jurisdiction where Options are, or will be, granted.

      (d) "Award" shall mean either an Option, a SAR, a Restricted Share Award, or a Performance Award, except that where it shall be appropriate to identify the specific type of Award, reference shall be made to the specific type of Award; and provided, further, that references to Award shall be deemed to be references to the written agreement evidencing such Award, and provided, finally, without limitation, that unless expressly provided to the contrary in the terms of the Award, in the event of a conflict between the terms of the Plan and the terms of an Award, the terms of the Plan are controlling.

      (e) "Board" shall mean the Board of Directors of the Parent.

      (f) "Cause" shall mean either (i) a final, nonappealable conviction of a Holder for commission of a felony involving moral turpitude, or (ii) Holder's willful gross misconduct that causes material economic harm to the Company or that brings substantial discredit to the Company's reputation.

      (g) "Change in Control" shall mean any one of the following:

            (1) "Continuing Directors" no longer constitute a majority of the Board; the term "Continuing Director" means any individual who has served in such capacity for one year or more;

            (2) after the Effective Date, any person or group of persons acting together as an entity become (i) the beneficial owners (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended) directly or indirectly, of shares of common stock representing forty percent (40%) or more of the voting power of the Company's then outstanding securities entitled generally to vote for the election of the Company's Directors, and (ii) the largest beneficial owner directly or indirectly of the Company's then outstanding securities entitled generally to vote for the election of the Company's Directors;

            (3) a merger or consolidation to which the Company is a party if the stockholders of the Company immediately prior to the effective date of such merger or consolidation have beneficial ownership (as defined in Rule 13d-3 under the Exchange Act) of less than forty percent (40%) of the combined voting power to vote for the election of directors of the surviving corporation or other entity following the effective date of such merger or consolidation; or

            (4) the sale of all or substantially all, of the assets of the Company or the liquidation or dissolution of the Company.

            (5) Notwithstanding the foregoing provisions of this Section 2(h), if a Holder's Separation is for a reason other than for Cause, and occurs not more than 90 days prior to the date on which a Change in Control occurs, for purposes of Awards, such termination shall be deemed to have occurred immediately following such Change in Control.

      (h) "Change in Control Price" shall mean the higher of (i) the highest price per Share paid in any transaction reported on the NASDAQ or such other exchange or market as is the principal trading market for the Common Stock, or
(ii) the highest price per share paid in any bona fide transaction related to a Change in Control, at any time during the 60 day period immediately preceding such occurrence; with such occurrence date to be determined by the Committee.

      (i) "Code" shall mean the Internal Revenue Code of 1986, as now or hereafter amended.

      (j) "Committee" shall mean the Compensation Committee of the Board, provided, further, that in granting Performance Awards, Committee shall refer to only those members of the Compensation Committee who are "Outside Directors" within the meaning of Section 162(m) of the Code.

      (k) "Common Stock" shall mean the common stock, no par value, of the Parent.

      (l) "Company" shall mean, individually and collectively, the Parent and the Subsidiaries, except that when it shall be appropriate to refer only to Interchange Financial Services Corporation, the reference will be to "Parent".

      (m) "Consultant" shall mean, any person or entity who or which is engaged by the Company to render consulting services and is compensated for such consulting services.

      (n) "Date of Grant" shall mean the date on which the Committee takes formal action to grant an Award, provided that it is followed, as soon as reasonably practicable, by written notice to the Eligible Person receiving the Award.

      (o) "Director" shall mean a member of the Board of the Parent.

      (p) "Disability" shall mean a Holder's present incapacity resulting from an injury or illness (either mental or physical) which, in the reasonable opinion of the Committee based on such medical evidence as it deems necessary, will result in death or can be expected to continue for a period of at least twelve (12) months and will prevent the Holder from performing the normal services required of the Holder by the Company; provided, however, that such disability did not result, in whole or in part: (i) from chronic alcoholism;
(ii) from addiction to narcotics; (ii) from a felonious undertaking; or (iv) from an intentional self-inflicted wound.

      (q) "Effective Date" shall mean April 1, 2005.

      (r) "Eligible Person(s)" shall mean those persons or entities, as applicable, who are Employees, or Consultants.

      (s) "Employee(s)" shall mean each person who is designated as an employee on the books of the Company.

      (t) "Fair Market Value" per Share shall be determined by the Committee and, on the date of reference, shall be the Closing Price on such date, provided, further, that if the actual transaction involving the Shares occurs at a time when the NASDAQ National Market System ("NASDAQ") (or other exchange on which Shares are traded) is closed for regular trading, then it shall be the most recent Closing Price; provided, further, that "Closing Price" means the closing price of the Shares on the NASDAQ as reported in any newspaper of general circulation.

      (u) "Holder" shall mean, at each time of reference, each person with respect to whom an Award is in effect; provided, further, that following the death of a Holder, it shall refer to the person who succeeds to the rights of such Holder.

      (v) "Incentive Stock Option" shall mean an Option that is an incentive stock option as defined in Section 422 of the Code.

      (w) "Non-Qualified Stock Option" shall mean an Option that is not an Incentive Stock Option.

      (x) "Option" (when capitalized) shall mean the grant of the right to purchase Reserved Shares through the payment of the Option Price and taking the form of either an Incentive Stock Option or a Non-Qualified Stock Option; except that, where it shall be appropriate to identify a specific type of Option, reference shall be made to the specific type of Option; provided, further, without limitation, that a single Option may include both Incentive Stock Option and Non-Qualified Stock Option provisions.

      (y) "Option Price" shall mean the price per Reserved Share which is required to be paid by the Holder in order to exercise his or her right to acquire the Reserved Share under the terms of the Option.

      (z) "Parent" shall mean Interchange Financial Services Corporation.

      (aa) "Performance Award" shall mean the award which is granted contingent upon the attainment of the performance objectives during the Performance Period, all as described more fully in Section 13.

      (bb) "Performance Measures" shall mean one or more of the following: (i) earnings per share, (ii) return on average common equity, (iii) pre-tax income,
(iv) pre-tax operating income, (v) net revenue, (vi) net income, (vii) profits before taxes, (viii) book value per share, (ix) net asset value, (x) net asset value per share, or (xi) operating cost reductions or (xii) such other similar measures as the Committee may select but, without limitation, shall not include remaining in the employ of the Company for a specified period of time.

      (cc) "Performance Period" shall mean the period described in Section 13 with respect to which the performance objectives relate.

      (dd) "Plan" shall mean this 2005 Omnibus Stock and Incentive Plan for Interchange Financial Services Corporation.

      (ee) "Plan Year" shall mean the calendar year.

      (ff) "Reserved Shares" shall mean, at each time of reference, the total number of Shares described in Section 3 with respect to which the Committee may grant an Award, all of which Reserved Shares shall be held in the Parent's treasury or shall be made available from the Parent's authorized and unissued Shares.

      (gg) "Restriction(s)" "Restricted" and similar shall mean the restrictions applicable to Reserved Shares subject to an Award which constitute "a substantial risk of forfeiture" of such Reserved Shares within the meaning of
Section 83(a)(1) of the Code.

      (hh) "Restricted Period" shall mean the period during which Restricted Shares are subject to Restrictions.

      (ii) "Restricted Shares" shall mean the Reserved Shares granted to an Eligible Person which are subject to Restrictions; provided, further, that the Committee may, in its sole discretion, determine that the Restrictions which otherwise would have been imposed have been fully satisfied on the Date of Grant by reason of prior service and/or other considerations, and thus provide that such Restricted Shares shall be fully Vested on the Date of Grant.

      (jj) "Restricted Share Award" shall mean the award of Restricted Shares.

      (kk) "Restricted Share Distributions" shall mean any amounts, whether Shares, cash or other property (other than regular cash dividends) paid or distributed by the Parent with respect to Restricted Shares during a Restricted Period.

      (ll) "SAR" shall mean a stock appreciation right as defined in Section 18 hereof.

      (mm) "Share(s)" shall mean a share or shares of Common Stock.

      (nn) "Spread" shall mean the difference between the Option Price, or the Agreed Price, as the case may be, of the Share(s) on the date of the Award, and the Fair Market Value of such Share(s) on the date of reference.

      (oo) "Separation" shall mean the date on which a Holder ceases to have an employment relationship with the Company for any reason, including death or Disability; and provided, further, without limitation, such employment relationship will cease, in the case of a consultant, upon his or her ceasing to render services to the Company, as determined by the Committee in its sole discretion; provided, however, that a Separation will not be considered to have occurred while an Employee is on sick leave, military leave, or any other leave of absence approved by the Company, if the period of such leave does not exceed 90 days, or, if longer, so long as the Employee's right to redeployment with the Company is guaranteed either by statute or by contract.

      (pp)  "Subsidiary"  shall  mean,  where  the Award is an  Incentive  Stock
Option, a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code, and on the case of any other Award, shall mean any entity which would be a subsidiary corporation as defined in Section 424(f) of the Code if it were a corporation.

      (qq) "1933 Act" shall mean the Securities Act of 1933, as amended.

      (rr) "1934 Act" shall mean the Securities Exchange Act of 1934, as amended.

      (ss) "Vested" and similar terms shall mean the number of Option Shares which have become nonforfeitable and the portion of an Award on which the Restrictions have lapsed; provided, further, and without limitation, that the lapse of Restrictions based on the attainment of performance objectives is also a Vesting event.

      (tt) "10% Person" shall mean a person who owns directly (or indirectly through attribution under Section 425(d) of the Code) at the Date of Grant of an Incentive Stock Option, stock possessing more than 10% of the total combined voting power of all classes of voting stock (as defined in Section 424 of the Code) of the Parent on the Date of Grant.

      3. Award of Reserved Shares.

      (a) As of the Effective Date, 1,500,000 Shares shall automatically, and without further action, become Reserved Shares. To the extent any Award shall terminate, expire or be canceled, the Reserved Shares subject to such Award (or with respect to which the Award is measured), shall remain Reserved Shares. Where an Award is settled on a basis other than the issuance of Reserved Shares, the Reserved Shares which measured the amount of such Award settlement shall be canceled and no longer considered Reserved Shares.

      (b) Notwithstanding any provision in this Plan to the contrary, in order to insure that Options are performance-based compensation within the meaning of
Section 162(m) of the Code, no person whose compensation may be subject to the limitations on deductibility under Section 162(m) of the Code shall be eligible for a grant during a single calendar year of an Award with respect to, or measured by, more than 150,000 Reserved Shares. The limitation under this
Section 3(b) shall be construed so as to comply with the requirements of Section 162(m) of the Code.

      4. Conditions for Grant of Awards.

      (a) Without limiting the generality of the provisions hereof which deal specifically with each form of Award, Awards shall only be granted to such one or more Eligible Persons as shall be selected by the Committee.

      (b) In granting Awards, the Committee shall take into consideration the contribution the Eligible Person has made or may be reasonably expected to make to the success of the Company and such other factors as the Committee shall determine. The Committee shall also have the authority to consult with and receive recommendations from officers and other personnel of the Company with regard to these matters. The Committee may from time to time in granting Awards under the Plan prescribe such terms and conditions concerning such Awards as it deems appropriate, including, without limitation, relating an Award to achievement of specific goals established by the Committee or to the continued employment of the Eligible Person for a specified period of time, provided that such terms and conditions are not inconsistent with the provisions of this Plan.

      (c) Incentive Stock Options may be granted only to Employees, and all other Awards may be granted to any Eligible Person.

      (d) The Plan shall not confer upon any Holder any right with respect to continuation of employment by the Company, or any right to provide services to the Company, nor shall it interfere in any way with his or her right or the Company's right to terminate his or her employment at any time.

      (e) The Awards granted to Eligible Persons shall be in addition to regular salaries, pension, life insurance or other benefits (if any) related to their service to the Company, and nothing herein shall be deemed to limit the ability of the Company to enter into any other compensation arrangements with any Eligible Person.

      (f) The Committee shall determine in each case whether periods of military or government service shall constitute a continuation of employment or service for the purposes of this Plan or any Award.

      (g) Notwithstanding any provision hereof to the contrary, each Award which in whole or in part involves the issuance of Reserved Shares may provide for the issuance of such Reserved Shares for consideration consisting of cash or cash equivalents, or such other consideration as the Committee may determine, including (without limitation) as compensation for past services rendered.

      5. Grant of Options.

      (a) The Committee may grant Options to Eligible Persons from time to time, alone, in addition to, or in tandem with, other Awards granted under the Plan. An Option granted hereunder shall be either an Incentive Stock Option or a Non-Qualified Stock Option, and shall clearly state whether it is (in whole or in part) an Incentive Stock Option or a Non-Qualified Stock Option; provided, further, that failure of an Option designated as an Incentive Stock Option to qualify as an Incentive Stock Option will not affect its validity, and the portion which does not qualify as an Incentive Stock Option shall be a Non-Qualified Stock Option.

      (b) If both Incentive Stock Options and Non-Qualified Stock Options are granted to a Holder, the right to exercise, to the full extent thereof, Options of either type shall not be contingent in whole or in part upon the exercise of, or failure to exercise, Options of the other type.

      (c) The aggregate Fair Market Value (determined as of the Date of Grant) of the Reserved Shares with respect to which any Incentive Stock Option is exercisable for the first time by a Holder during any calendar year under the Plan and all such plans of the Company (as defined in Section 425 of the Code) shall not exceed $100,000; provided, further, without limitation, that any portion of an Option designated as an Incentive Stock Option which exceeds such $100,000 limit will, notwithstanding such designation, be a validly granted Non-Qualified Stock Option.

      (d) The Committee may at any time offer to buy out for a payment in cash, an Option previously granted, based on such terms and conditions as the Committee shall establish and as communicated to the Holder by the Committee at the time that such offer is made.

      6. Option Price.

      (a) The Option Price shall be any price determined by the Committee which is not less than one hundred percent (100%) of the Fair Market Value per Share as determined under the terms of the Plan on the Date of Grant; provided, however, that in the case of an Incentive Stock Option granted to a 10% Person the Option Price shall not be less than 110% of the Fair Market Value per Share as determined under the terms of the Plan on the Date of Grant. The Committee shall determine the Fair Market Value per Share.

      (b) Unless further limited by the Committee in any Option, the Option Price may be paid in cash, by certified or cashier's check, by wire transfer, by money order, with Shares (but with Shares only if expressly permitted by the terms of the Option and only with Shares owned by the Holder for at least 6 months prior to the exercise date), or by a combination of the above; provided, however, that the Committee may accept a personal check in full or partial payment. If the Option

Price is permitted to be, and is, paid in whole or in part with Shares, the value of the Shares surrendered shall be the Shares' Fair Market Value on the date delivered to the Administrator.

      7. Exercise of Options. An Option shall be deemed exercised when (i) the Administrator has received written notice of such exercise in accordance with the terms of the Option, and (ii) full payment of the aggregate Option Price plus required withholding tax amounts, if any, described in Section 15, of the Reserved Shares as to which the Option is exercised has been made. Separate stock certificates shall be issued by the Parent for any Reserved Shares acquired as a result of exercising an Incentive Stock Option and a Non-Qualified Stock Option.

      8. Vesting of Options.

      (a) Without limitation, each Option shall Vest in whole or in part, and shall expire, according to the terms of the Option.

      (b) The Committee, in its sole discretion, may accelerate the date on which all or any portion of an otherwise unVested Option shall Vest or restrictions on Restricted Shares will lapse.

      9. Termination of Option Period.

      (a) Unless the terms of an Option expressly provide for a different date of termination, the unexercised portion of an Option shall automatically and without notice terminate and become null and void at the time of the earliest to occur of the following:

            (1) on the 90th day following Holder's Separation for any reason except death, Disability or for Cause; or

            (2) immediately upon Separation as a result, in whole or in material part, of a discharge for Cause; or

            (3) on the one hundred-eighth (180th) day following a Separation by reason of death or Disability;

            (4) in the case of a 10% Person, on the fifth (5th ) anniversary of the Date of Grant; or

            (5) on the tenth (10th) anniversary of the Date of Grant.

      (b) Notwithstanding any provision of the Plan to the contrary, in the event of the proposed dissolution or liquidation of the Parent, or in the event of a proposed sale of all or substantially all of the assets of the Company, or the proposed merger of the Parent with or into another corporation (collectively, the "Transaction"), unless otherwise expressly provided (by express reference to this Section 9(b)) in the terms of an Option, after the public announcement of the Transaction, the Committee may, in its sole discretion, deliver a written notice ("Cancellation Notice") to any Holder of an Option, canceling the unexercised Vested portion (including the portion which becomes Vested by reason of acceleration), if any, of such Option, effective on the date specified in the Cancellation Notice ("Cancellation Date"). Notwithstanding the forgoing, the Cancellation Date may not be earlier than the last to occur of (i) the 15th day following delivery of the Cancellation Notice, and (ii) the 60th day prior to the proposed date for the consummation of the Transaction ("Proposed Date"). Without limitation, the Cancellation Notice will provide that, unless the Holder elects in writing to waive, in whole or in part, a Conditional Exercise, that the exercise of the Option will be a Conditional Exercise. A "Conditional Exercise" shall mean that in the event the Transaction does not occur within 180 days of the Proposed Date, the exercising Holder shall be refunded any amounts paid to exercise such Holder's Option, such Option will be reissued, and the purported exercise of such Option shall be null and void ab intitio.

      10. Acceleration. Unless otherwise expressly provided in an Award, in the event of a Change in Control (i) all Awards granted to the Holder shall become fully exercisable, Vested, or the Restricted Period shall terminate, as the case may be (hereafter, in this Section 10, such Award shall be "accelerated"), and
(ii) in the sole discretion of the Committee, the value of some or all Vested Awards may be cashed out on the basis of the Change in Control Price, at any time during the 60 day period immediately preceding any bona fide transaction related to a Change in Control; provided, further, that if a date prior to such occurrence is selected for a cash out, any subsequent increase in the Change in Control Price shall be computed with respect to such Awards which have been cashed-out and will be paid to each Holder on the date of such occurrence, or as soon thereafter as reasonably possible.

      11. Adjustment of Reserved Shares.

      (a) If at any time while the Plan is in effect or Awards with respect to Reserved Shares are outstanding, there shall be any increase or decrease in the number of issued and outstanding Shares through the declaration of a stock dividend or through any recapitalization resulting in a stock split-up, combination or exchange of Shares, then and in such event:

            (i) appropriate adjustment shall be made in the maximum number of Reserved Shares which may be granted under Section 3, and equitably in the Reserved Shares which are then subject to each Award, so that the same proportion of the Parent's issued and outstanding Common Stock shall continue to be subject to grant under Section 3, and to such Award, and

            (ii)in addition, and without limitation, in the case of each Award (including, without limitation, Options) which requires the payment of consideration by the Holder in order to acquire Reserved Shares, an appropriate equitable adjustment shall be made in the consideration (including, without limitation the Option Price) required to be paid to acquire the each Reserved Share, so that (i) the aggregate consideration to acquire all of the Reserved Shares subject to the Award remains the same and, (ii) so far as possible, (and without disqualifying an Incentive Stock Option) the relative cost of acquiring each Reserved Share subject to such Award remains the same.

All such determinations shall be made by the Board in its sole discretion.

      (b) The Committee may change, or may direct the Administrator to change, the terms of Options outstanding under this Plan, with respect to the Option Price or the number of Reserved Shares subject to the Options, or both, when, in the Committee's judgment, such adjustments become appropriate by reason of a corporate transaction (as defined in Treasury Regulation ss.1.425-1(a)(1)(ii)); provided, however, that if by reason of such corporate transaction an Incentive Stock Option is assumed or a new Incentive Stock Option is substituted therefore, the Committee, or at the direction of the Committee, the Administrator, may only change the terms of such Incentive Stock Option such that (i) the excess of the aggregate Fair Market Value of the Reserved Shares subject to the substituted Incentive Stock Option immediately after the substitution or assumption, over the aggregate Option Price of such Reserved Shares at such time, is not more than the excess of the aggregate Fair Market Value of all Reserved Shares subject to the Incentive Stock Option immediately before such substitution or assumption over the aggregate Option Price of such Reserved Shares at such time, and (ii) the substituted Incentive Stock Option, or the assumption of the original Incentive Stock Option does not give the Holder additional benefits which such Holder did not have under the original Incentive Stock Option. Without limiting the generality of any other provisions hereof, including, without limitation, Section 21, except to the minimum extent, if any, required by Section 424(a) of the Code with respect to Incentive Stock Options, no change made under the authority of this Section 11(b) in the terms of an Option shall alter such Option's material provisions in a way that makes such Option less valuable to its Holder.

      (c) Except as otherwise expressly provided herein, the issuance by the Parent of shares of its capital stock of any class, or securities convertible into shares of capital stock of any class, either in connection with direct sale for adequate consideration, or upon the exercise of rights or warrants to subscribe therefore, or upon conversion of shares or obligations of the Parent convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, Reserved Shares subject to Awards granted under the Plan.

      (d) Without limiting the generality of the foregoing, the existence of outstanding Awards with respect to Reserved Shares granted under the Plan shall not affect in any manner the right or power of the Parent to make, authorize or consummate (1) any or all adjustments, recapitalizations, reorganizations or other changes in the Parent's capital structure or its business; (2) any merger or consolidation of the Parent; (3) any issue by the Parent of debt securities, or preferred or preference stock which would rank above the Reserved Shares subject to outstanding Awards;

(4)the dissolution or liquidation of the Parent; (5) any sale, transfer or assignment of all or any part of the assets or business of the Company; or (6) any other corporate act or proceeding, whether of a similar character or otherwise.

      12. Transferability of Awards. Each Award which is an Incentive Stock Option shall not be transferable by the Holder otherwise than (i) by will or the laws of descent and distribution, or (ii) pursuant to a domestic relations order as that term is defined in section 414(p)(1)(B) of the Internal Revenue Code, provided that such order satisfies Section 414(p)(1)(A) of the Internal Revenue Code; and in the case of each other Award, subject to the same transfer restrictions in (i) and (ii) except that, if expressly provided in the Award, it is transferable, in whole or in part, without payment of consideration (i) to members of the Holder's Immediate Family, (ii) to trusts for such Immediate Family members, or (iii) to partnerships whose only partners are such Immediately Family members, or (iv) except as prohibited by Rule 16b-3, to a person or other entity for which the Holder is entitled to a deduction for a "charitable contribution" under Section 170(a)(i) of the Code (provided, in each such case that no further transfer by any such permitted transferee(s) shall be permitted); provided, further that, except for the right to exercise an Award which is subject to exercise, the Holder retains all of the rights, duties and obligations under the Award (including, without limitation, satisfaction of the Vesting requirements and the payment of withholding.)

      13. Issuance of Reserved Shares. No Holder shall be, or have any of the rights or privileges of, the owner of Reserved Shares subject to an Award unless and until certificates representing such Common Stock shall have been issued and delivered to such Holder or, in the case of Restricted Shares, registered in the Holder's name. As a condition of any issuance of Common Stock, the Administrator may obtain such agreements or undertakings, if any, as the Administrator may deem necessary or advisable to assure compliance with any such law or regulation or shareholder agreement including, but not limited to, a representation, warranty or agreement to be bound by any legends that are, in the opinion of the Administrator, necessary or appropriate to comply with the provisions of any securities law deemed by the Administrator to be applicable to the issuance of the Reserved Shares and which are endorsed upon the Share certificates.

      Share certificates issued to the Holder receiving such Reserved Shares who is a party to any shareholders agreement, voting trust, or any similar agreement shall bear the legends contained in such agreements. Notwithstanding any provision hereof to the contrary, no Reserved Shares shall be required to be issued with respect to an Award unless counsel for the Parent shall be reasonably satisfied that such issuance will be in compliance with applicable federal or state securities laws.

      In no event shall the Company be required to sell or issue Reserved Shares under any Award if the sale or issuance thereof would constitute a violation of applicable federal or state securities law or regulation or a violation of any other law or regulation of any governmental authority or any national securities exchange. As a condition to any sale or issuance of Reserved Shares, the Company may place legends on Reserved Shares, issue stop transfer orders, and require such agreements or undertakings as the Company may deem necessary or advisable to assure compliance with any such law or regulation.

      Without limitation, the Company shall use its best efforts to register the Reserved Shares with the Securities and Exchange Commission under a Form S-8.

      14. Exercise of Discretion and Administration of the Plan.

      (a) The Plan shall be administered by the Administrator and, except for the powers expressly reserved to the Board and the Committee, the Administrator shall have all of the administrative powers under Plan. Notwithstanding the forgoing, except as provided in Section 13, the Administrator shall only exercise nondiscretionary and purely ministerial authority hereunder.

      (b) The Administrator, from time to time, may adopt rules and regulations for carrying out the administrative purposes of the Plan. The determinations under, and the interpretations of, any provision of the Plan or an Award by the Committee (or the Administrator in the exercise of its administrative authority) shall, in all cases, be in its sole discretion, and shall be final and conclusive.

      (c) Any and all determinations and interpretations of the Committee (and the Administrator (solely in the exercise of administrative authority) shall be made either (i) by a majority vote of the members at a meeting duly called, with at least 2 days prior notice, or (ii) without a meeting, by the written approval of all members.

      (d) No member of the Committee, or the Administrator, shall be liable for any action taken or omitted to be taken by such member or by any other member of the Committee or by the Administrator with respect to the Plan, and to the extent of liabilities not otherwise insured under a policy purchased by the Company, the Company does hereby indemnify and agree to defend and save harmless any member of the Committee, and the Administrator, with respect to any liabilities asserted or incurred in connection with the exercise and performance of their powers and duties hereunder, unless such liabilities are judicially determined to have arisen out of such person's gross negligence, fraud or bad faith. Such indemnification shall include attorney's fees and all other costs and expenses reasonably incurred in defense of any action arising from such act of commission or omission. Nothing herein shall be deemed to limit the Company's ability to insure itself with respect to its obligations hereunder.

      (e) In particular, and without limitation, except for the authority granted to the Administrator under Section 13, the Committee shall have the sole authority, consistent with the terms of the Plan:

            (i) to determine whether and to what extent Awards are to be granted hereunder to one or more Eligible Persons;

            (ii)to determine the number of Reserved Shares to be covered by each such Award granted hereunder;

            (iii) to determine the terms and conditions of any Award granted hereunder, and to amend or waive any such terms and conditions except to the extent, if any, expressly prohibited by the Plan;

            (iv) to determine whether and under what circumstances an Option may be settled in Restricted Shares instead of Reserved Shares;

            (v)  to  determine   whether,   to  what  extent,   and  under  what
      circumstances Awards under the Plan are to be made, and operate, on a tandem basis vis-a-vis other Awards under the Plan; and

            (vi) to determine (or to delegate to the Administrator the authority to determine) whether to permit payment of tax withholding requirements in Reserved Shares.

      (f) Without limitation, Committee, and the Administrator solely with respect to its ministerial duties, shall have the authority to adopt, alter, and repeal any or all of its rules, guidelines, and practices with respect to the Plan, and all questions of interpretation, with respect to the Plan or any Award shall be decided by the Committee or, if purely ministerial, by the Administrator, as the case maybe, whose decision shall be final, conclusive and binding upon the Company and each other affected party.

      (g) Without limitation, the Committee in its sole discretion may limit the ministerial authority granted hereunder to the Administrator by notifying the Administrator in writing of such limitation.

      15. Tax Withholding. On or immediately prior to the date on which a payment is made to a Holder hereunder or, if earlier, the date on which an amount is required to be included in the income of the Holder as a result of the lapse of a restriction on an Award, the Holder shall be required to pay to the Company, in cash, or in Shares, including Reserved Shares (but in Shares or Reserved Shares only if expressly permitted in the Award, or by written authorization of the Administrator, and then only in the minimum amount required to satisfy the minimum withholding requirements with respect to such Award), the amount (if any) which the Company reasonably determines to be necessary in order for the Company to comply with applicable federal or state tax withholding requirements, and the collection of employment taxes; provided, further, without limitation, that the Committee may require that such payment be made in cash.

      16. Restricted Share Awards.

      (a) The Committee may grant Awards of Restricted Shares to any Eligible Person, for no cash consideration, for such minimum consideration as may be required by applicable law, or for such other consideration as may be specified in the grant. The terms and conditions of Restricted Shares shall be specified in the Award. The Committee, in its sole discretion, shall determine what rights, if any, the person to whom an Award of Restricted Shares is made shall have in the Restricted Shares during the Restriction Period and the Restrictions applicable to the particular Award, including whether the holder of the Restricted Shares shall have the right to vote the Restricted Shares and the extent, if any, of Holder's right to receive Restricted Share Distributions. Unless otherwise provided in the Restricted Share Award, upon the expiration of Restrictions, the Restricted Shares shall cease to be Restricted Shares.

      (b) The  Restrictions  on  Restricted  Shares shall lapse in whole,  or in
installments,   over  whatever  Restricted  Period  shall  be  selected  by  the
Committee.

      (c) Without limitations, the Committee may accelerate the date on which Restrictions lapse with respect to any Restricted Shares.

      (d) During the Restricted Period, the certificates representing the Restricted Shares, and any Restricted Share Distributions, shall be registered in the Holder's name and bear a restrictive legend disclosing the Restrictions, the existence of the Plan, and the existence of such Restricted Share Award. Such certificates shall be deposited by the Holder with the Company, together with stock powers or other instruments of assignment, each endorsed in blank, which will permit the transfer to the Company of all or any portion of the Restricted Shares, and any assets constituting Restricted Share Distributions, which shall be forfeited in accordance with the terms of such Restricted Share Award. Restricted Shares shall constitute issued and outstanding Common Stock for all corporate purposes and the Holder shall have all rights, powers and privileges of a holder of unrestricted Shares except those that are expressly excluded under the terms of the Restricted Share Award, and Holder will not be entitled to delivery of the stock certificates until all Restrictions shall have terminated, and the Company will retain custody of all related Restricted Share Distributions (which will be subject to the same Restrictions, terms, and conditions as the related Restricted Shares) until the conclusion of the Restricted Period with respect to the related Restricted Shares; and provided, further, that any Restricted Share Distributions shall not bear interest or be segregated into a separate account but shall remain a general asset of the Company, subject to the claims of the Company's creditors, until the conclusion of the applicable Restricted Period; and provided, finally, that any material breach of any terms of the Restricted Share Award, as reasonably determined by the Committee, will cause a forfeiture of both Restricted Shares and Restricted Share Distributions.

      17. Performance Awards.

      (a) Performance Awards during a Plan Year may be granted to any Eligible Persons and shall in all events be specifically designated as Performance Awards

      (b) Without limitation, the Committee's grant of Performance Awards may, in its sole discretion, be made in Reserved Shares, or in cash, or in a combination of Reserved Shares and cash, but the cash portion of each such Award granted to each Eligible Person may not exceed $300,000 in a Plan Year.

      (c) The Committee shall select the Performance Measures which will be required to be satisfied during the Performance Period in order to earn the Performance Award. Such Performance Measures, and the duration of any
Performance Period, may differ with respect to each Eligible Person, or with respect to separate Performance Awards issued to the same Eligible Person. The selected Performance Measures, the Performance Period(s), and any other conditions to the Company's obligation to pay a Performance Award shall be set forth in each Performance Award on or before the first to occur of (i) the 90th day of the selected Performance Period, (ii) the first date on which more than 25% of the Performance Period has elapsed, and (iii) the first date, if any, on which satisfaction of the Performance Measure(s) is no longer substantially uncertain.

      (d) Performance Awards may be payable in a single payment or in installments but may not be paid in whole or in part prior to the date on which the Performance Measures are attained, except that such payment may be accelerated upon the death or Disability of the Eligible Person, or as a result of a Change in Control, it being understood that if such acceleration events occur prior to the attainment of the Performance Measures, the Performance Award will not be exempt from Section 162(m) of the Code.

      (e) The extent to which any applicable performance objective has been achieved shall be conclusively determined by the Committee, but may be specifically delegated to the Administrator. Without limitation, where an Eligible Person has satisfied the Performance Measures with respect to a Performance Award, if permitted under the terms of such Performance Award, the Committee, in its sole discretion, may reduce the maximum amount payable under such Performance Award.

      18. Stock Appreciation Rights

      (a) The Committee shall have authority to grant (i) a SAR with respect to Reserved Shares, including, without limitation, Reserved Shares covered by any Option ("Related Option"), or (ii) a Performance Award ("Related Performance Award"). A SAR granted with respect to a Related Option or Related Performance Award must be granted on the Date of Grant of such Related Option or Related Performance Award.

      (1) For the purposes of this Section 18, the following definitions shall apply:

            (i) The term "SAR" shall mean a right granted under this Plan, including, without limitation, a right granted in tandem with an Award, that shall entitle the Holder thereof to the number of Reserved Shares which have a Fair Market Value equal to the SAR Spread payable as described in Section 18(d).

            (ii) The term "SAR Spread" shall mean with respect to each SAR an amount equal to the product of (1) the excess of (A) the Fair Market Value per Share on the date of exercise, over (B) (x) if the SAR is granted in tandem with an Option, then the Option Price per Reserved Share of the Related Option, (y) if the SAR is granted in tandem with a Performance Award, the Agreed Price under the Related Performance Award, or (z) if the SAR is granted by itself with respect to a designated number of Reserved Shares, the Agreed Price which, without limitation, is the Fair Market Value of the Reserved Shares on the Date of Grant, in each case multiplied by (2) the number of Reserved Shares with respect to which such SAR is being exercised; provided, however, without limitation, that with respect to any SAR granted in tandem with an Incentive Stock Option, in no event shall the SAR Spread exceed the amount permitted to be treated as the SAR Spread under applicable Treasury Regulations or other legal authority without disqualifying the Option as an Incentive Stock Option.

      (b) To exercise the SAR the Holder shall:

            (iii) Give written notice thereof to the Company, specifying the SAR being exercised and the number or Reserved Shares with respect to which such SAR is being exercised, and

            (iv) If requested by the Company, deliver within a reasonable time the agreement evidencing the SAR being exercised and, if applicable, the Related Option agreement, or Related Performance Award agreement, to the Secretary of the Company who shall endorse or cause to be endorsed thereon a notation of such exercise and return all agreements to the Holder.

      (c) As soon as practicable after the exercise of a SAR, the Company shall transfer to the Holder Reserved Shares having a Fair Market Value on the date the SAR is exercised equal to the SAR Spread; provided, however, without limiting the generality of Section 15, that the Company, in its sole discretion, may withhold from such transferred Reserved Shares any amount necessary to satisfy the Company's minimum obligation for federal and state withholding taxes with respect to such exercise.

      (d) A SAR may be exercised only if and to the extent that it is permitted under the terms of the Award which, in the case of a Related Option, shall be only when such Related Option is eligible to be exercised.

      (e) Upon the exercise or termination of a Related Option, or the payment or termination of a Related Performance Award, the SAR with respect to such Related Option or Related Performance Award likewise shall terminate.

      (f) A SAR shall be transferable (i) only to the extent, if any, provided in the agreement evidencing the SAR, or (ii) if granted with respect to a Related Option, or Related Performance Award, only to the extent, if any, that such Related Option, or Related Performance Award, is transferable, and under the same conditions.

      (g) Each SAR shall be on such terms and conditions not inconsistent with this Plan as the Committee may determine.

      (h) The Holder shall have no rights as a stockholder with respect to the related Reserved Shares as a result of the grant of a SAR

      (i) With respect to a Holder who, on the date of a proposed exercise of a SAR, is an officer (as that term is used in Rule 16a-1 promulgated under the 1934 Act or any similar rule which may subsequently be in effect), such proposed exercise may only occur as permitted by Rule 16b-3, including without limitation paragraph (e)(3)(iii) (or any similar rule which may subsequently be in effect promulgated pursuant to Section 16(b) of the 1934 Act).

      19. Section 83(b) Election. If as a result of receiving an Award, a Holder receives Restricted Shares, then such Holder may elect under Section 83(b) of the Code to include in his or her gross income, for his or her taxable year in which the Restricted Shares are transferred to such Holder, the excess of the Fair Market Value (determined without regard to any Restriction other than one which by its terms will never lapse), of such Restricted Shares at the Date of Grant, over the amount (if any) paid for the Restricted Shares. If the Holder makes the Section 83(b) election described above, the Holder shall (i) make such election in a manner that is satisfactory to the Administrator, (ii) provide the Administrator with a copy of such election, (iii) agree to promptly notify the Company if any Internal Revenue Service or state tax agent, on audit or otherwise, questions the validity or correctness of such election or of the amount of income reportable on account of such election, and (iv) agree to pay the withholding amounts described in Section 15.

      20. Interpretation.

      (a) If any provision of the Plan is held invalid for any reason, such holding shall not affect the remaining provisions hereof, but instead the Plan shall be construed and enforced as if such provision had never been included in the Plan.

      (b) THIS PLAN SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW JERSEY.

      (c) Headings contained in this Agreement are for convenience only and shall in no manner be construed as part of this Plan.

      (d) Any reference to the masculine, feminine, or neuter gender shall be a reference to such other gender as is appropriate.

      (e) Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

      21. Amendment and Discontinuation of the Plan. The Board, or the Committee (subject to the prior written authorization of the Board), may from time to time amend the Plan or any Award; provided, however, that (except to the extent provided in Section 9(b)) no such amendment may, without approval by the shareholders of the Parent, (a) increase the number of Reserved Shares or change the class of Eligible Persons, (b) permit the granting of Awards which expire beyond the maximum 10-year period described in Section 9(a)(5), or (c) make any change for which applicable law or regulatory authority (including the regulatory authority of the NASDAQ or any other market or exchange on which the Common Stock is traded) would require shareholder approval or for which shareholder approval would be required under Section 162(m) of the Code to secure complete deductibility of all compensation paid as a result of Awards; and provided, further, that no amendment or suspension of the Plan or any Award issued hereunder shall, except as specifically permitted in this Plan or under the terms of such Award, substantially impair any Award previously granted to any Holder without the consent of such Holder.

      22. Effective Date and Termination Date. The Plan shall be effective as of its Effective Date, and shall terminate on the tenth anniversary of such Effective Date; provided, further, without limitation, that unless otherwise expressly provided in an Award, the termination of the Plan shall not terminate an Award which is outstanding on such date.

                                        INTERCHANGE FINANCIAL SERVICES
                                        CORPORATION

                                        By ______________________________

                                                                         [Front]
PROXY                 INTERCHANGE FINANCIAL SERVICES CORPORATION
            Park 80 West, Plaza Two, Saddle Brook, New Jersey 07663

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby appoints Nicholas R. Marcalus, Jeremiah F. O'Connor and Robert P. Rittereiser as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock of Interchange Financial Services Corporation held of record by the undersigned on March 18, 2005, at the annual meeting of shareholders to be held April 28, 2005, or any adjournment thereof.

1. ELECTION OF DIRECTORS
   FOR all nominees listed below [ ]             WITHHOLD AUTHORITY [ ]
   (except as marked to the contrary below)      to vote for all nominees listed
                                                 below

For terms of three years: Anthony S. Abbate, Anthony R. Coscia, John J. Eccleston, Eleanore S. Nissley, and William "Pat" Schuber.

(INSTRUCTION: To withhold authority to vote for an individual nominee write that nominee's name in the space provided below.)

--------------------------------------------------------------------------------

2. APPROVAL AND ADOPTION OF THE COMPANY'S 2005 OMNIBUS STOCK AND INCENTIVE PLAN TO INCREASE SHARES OF COMMON STOCK RESERVED FOR ISSUANCE

               [ ] FOR             [ ]  AGAINST             [ ]  ABSTAIN

                                                                          [Back]
(Continued from other side)

3. RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

               [ ] FOR             [ ]  AGAINST             [ ]  ABSTAIN

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Proposals 1, 2 and 3.

                                        Please  sign  exactly  as  name  appears
                                        below.  When  shares  are  held by joint
                                        tenants,  both should sign. When signing
                                        as    an    attorney,    as    executor,
                                        administrator,   trustee  or   guardian,
                                        please  give  full  title as such.  If a
                                        corporation,   please   sign   in   full
                                        corporate  name by  president  or  other
                                        authorized  officer.  If a  partnership,
                                        please  sign  in  partnership   name  by
                                        authorized person.

                                        DATED: ___________________________, 2005

                                        Signature_______________________________

                                        Signature if held jointly_______________

                PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD
                     PROMPTLY USING THE ENCLOSED ENVELOPE.